HIGHMARK FUNDS
HighMark Large Cap Value Fund

350 California Street, Suite 1600
San Francisco, CA 94104
January 26, 2012

Dear Shareholder:

Enclosed please find several documents that are being furnished to you in connection with a Special Meeting of Shareholders (the “Meeting”) of HighMark Large Cap Value Fund (the “Acquired Fund”), a series of HighMark Funds, a Massachusetts business trust.  The Meeting will be held at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108, on March 16, 2012 at 3:00 p.m. Eastern Time.  We hope this material will receive your immediate attention.

At the Meeting, shareholders of the Acquired Fund will be asked to consider and approve the reorganization of the Acquired Fund into HighMark Value Momentum Fund (the “Acquiring Fund”), another series of HighMark Funds.  If shareholders of the Acquired Fund approve the proposed reorganization and if the other conditions to the reorganization are satisfied, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the closing date.  After these transfers, Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund will be distributed to Class A, Class B, Class C and Fiduciary shareholders of the Acquired Fund and the Acquired Fund would be liquidated and dissolved.

While the reorganization will bring about some changes, we expect the proposed reorganization will offer you the following advantages:

Continued strength of fund management.  Oversight of the Acquiring Fund will continue to be provided by the Board of Trustees of HighMark Funds, and overall management of the Acquiring Fund will continue to be provided by HighMark Capital Management, Inc. (“HighMark Capital”), the investment adviser of the Acquired Fund.

Potential for enhanced efficiencies. It is expected that shareholders of the Acquired Fund will be shareholders of a larger fund post-reorganization.  A larger fund may realize efficiencies that can reduce its expenses.

Limited cost of reorganization.  The reorganization is intended to be tax-free for U.S. federal income tax purposes, and no expenses of the reorganization will be borne by shareholders of the Acquired Fund or the Acquiring Fund.  The contractual advisory fee rate payable by the Acquiring Fund is the same as the contractual advisory fee rate currently payable by the Acquired Fund.

Continued commitment to shareholders.  HighMark Capital is committed to shareholders in terms of fund performance, communications and service.  As a shareholder of the Acquiring Fund, you should expect to continue to receive the high level of shareholder services you receive as a shareholder of the Acquired Fund.

More information on the specific details and reasons for the reorganization are contained in the enclosed combined Prospectus/Proxy Statement.  The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.  Please read these documents carefully.

THE BOARD OF TRUSTEES OF HIGHMARK FUNDS HAS APPROVED THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED REORGANIZATION.

We welcome your attendance at the Meeting.  Your vote is important to us.  If you are unable to attend the meeting in person, we urge you to vote your proxy by mail, so your shares may be voted according to your instructions.

Sincerely, /s/ Earle A. Malm II

Earle A. Malm II
President

HIGHMARK FUNDS
HighMark Large Cap Value Fund

350 California Street, Suite 1600
San Francisco, CA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2012

To Shareholders of HighMark Large Cap Value Fund:

NOTICE IS HEREBY GIVEN of a Special Meeting of Shareholders (the “Meeting”) of HighMark Large Cap Value Fund, a series of HighMark Funds, that will be held at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108, on March 16, 2012 at 3:00 p.m. Eastern Time, to consider and vote on the following:

1.           Approval of the Agreement and Plan of Reorganization by and among HighMark Funds, on behalf of HighMark Large Cap Value Fund and HighMark Value Momentum Fund, and HighMark Capital Management, Inc., which provides for the acquisition of the assets and obligations of HighMark Large Cap Value Fund in exchange for shares of HighMark Value Momentum Fund.  A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of HighMark Large Cap Value Fund in connection with the reorganization.

2.           Any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees of HighMark Funds has fixed the close of business on January 9, 2012 as the record date for the Meeting.  Shareholders of record are entitled to notice of, and to vote at, the Meeting.

The proposed reorganization is described in the attached combined Prospectus/Proxy Statement and a form of Agreement and Plan of Reorganization is attached as Appendix A to the combined Prospectus/Proxy Statement.  The enclosed proxy is being solicited on behalf of the Board of Trustees of HighMark Funds. The Board of Trustees of HighMark Funds unanimously recommends approval of the proposed reorganization.

By Order of the Board of Trustees, /s/ Helen A. Robichaud

Helen A. Robichaud
Secretary

January 26, 2012

Your vote is important.  Each shareholder who does not expect to attend the Meeting in person is requested to complete, sign, date, and promptly return the enclosed proxy card.  Please vote as soon as possible to help avoid additional proxy solicitation costs and so that the Meeting may be held as scheduled.

January 26, 2012

HIGHMARK FUNDS HighMark Large Cap Value Fund HighMark Value Momentum Fund
350 California Street, Suite 1600 San Francisco, CA 94104 1-800-433-6884

COMBINED PROSPECTUS/PROXY STATEMENT

This Combined Prospectus/Proxy Statement, including the attached appendices (this “Prospectus/Proxy Statement”), the Notice of Special Meeting of Shareholders and the enclosed proxy card (the “Proxy Card”) are expected to be mailed to shareholders beginning on or about January 30, 2012.  This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of HighMark Large Cap Value Fund (the “Acquired Fund”) and sets forth concisely information you should know before voting on the following proposal:

1.           Approval of the Agreement and Plan of Reorganization by and among HighMark Funds, on behalf of HighMark Large Cap Value Fund and HighMark Value Momentum Fund, and HighMark Capital Management, Inc., which provides for the acquisition of the assets and obligations of HighMark Large Cap Value Fund in exchange for shares of HighMark Value Momentum Fund.  A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of HighMark Large Cap Value Fund in connection with the reorganization.

HighMark Value Momentum Fund is referred to herein as the “Acquiring Fund,” and the Acquiring Fund and the Acquired Fund are each referred to herein as a “Fund”.

This proposal will be considered by shareholders of the Acquired Fund at a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) that will be held at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th Floor, Boston, MA 02108, on March 16, 2012 at 3:00 p.m. Eastern Time.  The Agreement and Plan of Reorganization provides for the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the closing date (“Obligations”).  The Agreement and Plan of Reorganization further provides that following the transfer to the Acquiring Fund, Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund will be distributed to the applicable Class A, Class B, Class C and Fiduciary shareholders of record of the Acquired Fund on the closing date, which is expected to be on or around March 26, 2012, without further action on your part.  Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will then be liquidated and dissolved.  These events, collectively, are referred to in this Prospectus/Proxy Statement as the “Reorganization”.  Following the Reorganization, the Acquiring Fund will be the accounting survivor. A proposed form of Agreement and Plan of Reorganization is enclosed with this Prospectus/Proxy Statement as Appendix A – Form of Agreement and Plan of Reorganization.  Please read this Prospectus/Proxy Statement carefully and keep it for future reference.

It is intended that as a result of the Reorganization, you will receive on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A, Class B, Class C or Fiduciary shares of the Acquiring Fund equal to the value of your share of the net assets of the corresponding class of the Acquired Fund, as determined using HighMark Funds’ valuation policies and procedures, transferred to the Acquiring Fund on the closing date.

    The Trust understands that HighMark Capital will make a request to the Board of Trustees to change the name of the Acquiring Fund from HighMark Value Momentum Fund to HighMark Value Fund.  If the Board of Trustees approves the name change, it is expected it will take effect prior to the closing of the Reorganization.  It is not expected that in connection with the name change the investment objective, strategies or restrictions of the Acquiring Fund will change.

    HighMark Funds is an open-end management investment company made up of multiple series of redeemable shares. Each series is operated as a separate mutual fund.  HighMark Funds has twenty-seven funds, twenty-five of which are currently offered to investors.  HighMark Large Cap Value Fund and HighMark Value Momentum Fund are diversified series of HighMark Funds.

    HighMark Capital Management, Inc. (“HighMark Capital”), a California corporation, serves as the investment adviser to both the Acquired Fund and the Acquiring Fund, and it is expected that HighMark Capital will continue to serve as investment adviser to the Acquiring Fund after the Reorganization.

The following documents have been filed with the Securities and Exchange Commission (the “Commission”) and are hereby incorporated into this Prospectus/Proxy Statement by reference:

●	The Statement of Additional Information of the Acquiring Fund dated January 26, 2012, relating to this Prospectus/Proxy Statement.

●	Information relating to the Acquired Fund in the Class A, Class B and Class C shares Prospectus of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement.

●	Information relating to the Acquired Fund in the Fiduciary shares Prospectus of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement.

●	Information relating to the Acquired Fund in the Class A, Class B, Class C and Fiduciary shares Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement.

For a free copy of the Statement of Additional Information of the Acquiring Fund relating to this Prospectus/Proxy Statement, shareholders may call 1-800-433-6884 or write to HighMark Large Cap Value Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104.

The following documents have been filed with the Commission and are incorporated into the Statement of Additional Information relating to this Prospectus/Proxy Statement by reference:

●	Information relating to the Acquiring Fund in the Class A, Class B, Class C and Fiduciary shares Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement.

●	Information relating to the Acquired Fund and the Acquiring Fund in the Report of Independent Registered Public Accounting Firm and the audited financial statements of the Acquired Fund and the Acquiring Fund included in the Annual Report to Shareholders of the Acquired Fund, Acquiring Fund and the other series of HighMark Funds as of and for the period ended July 31, 2011 (the “HighMark Annual Report”).

The Acquired Fund has previously sent the HighMark Annual Report to its shareholders.  For a free copy of this report or any of the documents listed above relating to the Acquired Fund or HighMark Funds, shareholders may call 1-800-433-6884 or write to HighMark Large Cap Value Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104.  Shareholders may also obtain the Acquired Fund’s Prospectus and the HighMark Annual Report by accessing the Internet site for HighMark Funds at www.highmarkfunds.com.

Text-only versions of all of the foregoing Acquired Fund and Acquiring Fund documents can be viewed online or downloaded from the EDGAR database on the Commission’s internet site at www.sec.gov.  Shareholders can review and copy information about HighMark Funds, the Acquired Fund and the Acquiring Fund at prescribed rates by visiting the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

SHARES OF THE ACQUIRING FUND:

●	ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, UNION BANK, N.A.* OR ITS AFFILIATES AND SUBSIDIARIES;

●	ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR BY ANY FEDERAL OR STATE GOVERNMENTAL AGENCY; AND

●	INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE AMOUNT INVESTED.

*Union Bank, N.A. is the parent company of HighMark Capital.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS/PROXY STATEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY HIGHMARK FUNDS.  THIS PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFERING BY HIGHMARK FUNDS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

I.      QUESTIONS AND ANSWERS REGARDING THE REORGANIZATION.

The following questions and answers provide an overview of key features of the proposed Reorganization.  Please review this Prospectus/Proxy Statement prior to casting a vote.  You may also obtain a copy of the Acquired Fund’s prospectus and statement of additional information by calling 1-800-433-6884.  Please call 1-800-433-6884 with any questions about the Reorganization or this Prospectus/Proxy Statement generally.

1.	What transactions are being proposed?

If approved by the shareholders of the Acquired Fund and subject to certain other conditions being satisfied or waived, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund.  At the same time, the Acquiring Fund will assume all the Obligations of the Acquired Fund.  Following these transfers, Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund will be distributed to Class A, Class B, Class C and Fiduciary shareholders of record of the Acquired Fund on or around March 26, 2012.  The Acquired Fund will then be liquidated and dissolved.

It is intended that as a result of the proposed Reorganization, you will receive, without paying any sales charges and on a tax-free basis (for U.S. federal income tax purposes), a number of full and fractional Class A, Class B, Class C or Fiduciary shares of the Acquiring Fund corresponding to your corresponding class of the Acquired Fund equal to the value of the net assets of the corresponding class of the Acquired Fund, as determined using HighMark Funds’ valuation policies and procedures, transferred to the Acquiring Fund and attributable to you on the closing date.

Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization.  A copy of a form of Agreement and Plan of Reorganization is attached as Appendix A.  By approving the Agreement and Plan of Reorganization, shareholders are approving the Reorganization, which includes the liquidation and dissolution of the Acquired Fund.

The closing of the Reorganization (the “Closing”) is contingent upon certain conditions either being satisfied or waived.  In the event that the shareholders of the Acquired Fund approve the Agreement and Plan of Reorganization but the Reorganization does not ever close, such approval shall not be deemed to be an independent approval of the liquidation and dissolution of the Acquired Fund.  If the Reorganization is not consummated, the Board of Trustees of HighMark Funds may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders, including having HighMark Capital continue to manage the Acquired Fund, hiring a sub-adviser for the Acquired Fund, and terminating and liquidating the Acquired Fund. The Closing is scheduled to occur on or around March 26, 2012 or such later date as the parties may agree (the “Closing Date”).

HighMark Capital serves as investment adviser of both the Acquired Fund and the Acquiring Fund and the Acquired Fund and the Acquiring Fund have the same portfolio managers.  HighMark Capital is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation.  UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“BTMU”).  BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc.  As of November 30, 2011, HighMark Capital had approximately $16.5 billion in assets under management.  HighMark Capital (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

2.	Why is the Reorganization being proposed?

The Board of Trustees of HighMark Funds has concluded that participation in the proposed Reorganization is in the best interests of the Acquired Fund and its shareholders.  In reaching this conclusion, the Board considered, among other factors:

1.	The lack of adequate shareholder demand, indicating limited prospects for growth, and the failure to accumulate assets in the Acquired Fund.

2.
The Acquired Fund’s performance relative to the Acquired Fund’s Morningstar Universe for the year-to-date, 1 year, 3 year and 5 year periods ended September 30, 2011, and relative to the Acquiring Fund’s performance for the year-to-date, 1 year, 3 year and 5 year periods ended September 30, 2011.

3.	HighMark Capital’s substantial experience with value investing and the fact that the portfolio managers of the Acquired Fund are also currently the portfolio managers of the Acquiring Fund.

4.	Economies of scale available to shareholders through the consolidation of the Acquired Fund into a larger fund.

5.
The fact that the Reorganization is expected to be a tax-free transaction, meaning shareholders are not expected to recognize gain or loss on the exchange of their shares for shares of the Acquiring Fund.

6.	The overlap in the securities portfolios of the Acquired Fund and the Acquiring Fund, and the manageable amount of built-in gains in the securities portfolio of the Acquired Fund.

7.	The fact that the shareholders will bear no expenses associated with the Reorganization.

For a more complete discussion of the factors affecting the Board of Directors’ decision, please see “Proposal 1:  Reorganization of the Acquired Fund into the Acquiring Fund - Board of Trustees’ Considerations.”

3.	How do the fees and expenses of the Acquired Fund compare to the Acquiring Fund and what are they estimated to be following the Reorganization?

The following tables show the fees and expenses for Class A, Class B, Class C and Fiduciary shares of the Acquired Fund and the Acquiring Fund for the 12-month period beginning August 1, 2010 and ending July 31, 2011 and a fee waiver for the period from December 1, 2011 to November 30, 2013.  They also show the pro forma fees and expenses for the Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund for the 12-month period beginning August 1, 2010 and ending July 31, 2011 and a fee waiver for the period from the Closing Date to November 30, 2013.

As illustrated below, the total annual fund operating expense ratios (before fee waivers) of the Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund are expected to be lower than the total annual fund operating expense ratios (before fee waivers) of the corresponding class of shares of the Acquired Fund.  In addition, after giving effect to fee waivers that HighMark Capital has agreed will extend through November 30, 2013, the net expense ratios of the classes of shares of the Acquiring Fund exchanged in the Reorganization will be the same as those of the corresponding classes of shares of the Acquired Fund.  With respect to the Acquired Fund, HighMark Capital may recoup from the Acquired Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs only if the operating expenses of the Acquired Fund’s class of shares, without regard to such payment, are at an annual rate (as a percentage of the average daily net assets of the Acquired Fund attributable to such class of shares) of less than 1.20% with respect to Class A shares, 1.80% with respect to Class B shares, 1.80% with respect to Class C shares and 0.95% with respect to Fiduciary shares.  With respect to the Acquiring Fund, HighMark Capital may recoup from the Acquiring Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs only if the operating expenses of the Acquiring Fund’s class of shares, without regard to such payment, are at an annual rate (as a percentage of the average daily net assets of the Acquiring Fund attributable to such class of shares) of less than 1.22% with respect to Class A shares, 1.82% with respect to Class B shares, 1.82% with respect to Class C shares and 0.97% with respect to Fiduciary shares.  For additional details regarding HighMark Capital’s ability to recoup see the footnotes to the fee tables below.  The examples following the tables will help you compare the cost of investing in the Acquired Fund and Acquiring Fund with the estimated cost of investing in the Acquiring Fund on a pro forma combined basis.

Shareholders of the Acquired Fund will not pay additional sales charges in connection with the Reorganization, although contingent deferred sales charges applicable to share purchases made prior to the Reorganization will continue to apply.

Shareholder Fees
(fees paid directly from your investment)

HighMark Large Cap Value Fund and HighMark Value Momentum Fund

	Class A Shares	Class B Shares	Class C Shares	Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%1	5.00%	1.00%	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%	0.00%	0.00%	0.00%
____________________
1If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Sales Charge of 1.00%.

HighMark Value Momentum Fund (pro forma combined)

	Class A Shares	Class B Shares	Class C Shares	Fiduciary Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	0.00%1	5.00%	1.00%	0.00%
Redemption Fee (as a percentage of amount redeemed)	0.00%	0.00%	0.00%	0.00%
____________________
1If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Sales Charge of 1.00%.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

HighMark Large Cap Value Fund

	Class A Shares	Class B Shares	Class C Shares	Fiduciary Shares
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.59%	0.59%	0.34%	0.59%
Total Annual Fund Operating Expenses	1.44%	1.94%	1.94%	1.19%
Fee Waivers and Expense Reimbursement	0.19%	0.09%	0.09%	0.19%
Net Expenses†	1.25%	1.85%	1.85%	1.00%
____________________
† HighMark Capital, the investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B, Class C and Fiduciary shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in pooled investment vehicles (collectively, the “Excluded Costs”)) exceed 1.25%, 1.85%,1.85% and 1.00%, respectively, of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Fiduciary shares, respectively, for the period from December 1, 2011 to November 30, 2013, at which time HighMark Capital will determine whether or not to renew or revise the agreement. HighMark Capital may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The Fund will make such payment with respect to a class of shares of the Fund only if the operating expenses of such class of shares (exclusive of the Excluded Costs), without regard to such payment, are at an annual rate (as a percentage of the average daily net assets of the Fund attributable to such class of shares) of less than 1.20% with respect to Class A shares, 1.80% with respect to Class B shares, 1.80% with respect to Class C shares and 0.95% with respect to Fiduciary shares. Any such recoupment would reduce the Fund’s future total return.

HighMark Value Momentum Fund

	Class A Shares	Class B Shares	Class C Shares	Fiduciary Shares
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.28%	0.53%
Total Annual Fund Operating Expenses	1.38%	1.88%	1.88%	1.13%
Fee Waivers and Expense Reimbursement	0.11%	0.01%	0.01%	0.11%
Net Expenses†	1.27%	1.87%	1.87%	1.02%
____________________
† HighMark Capital, the investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B, Class C and Fiduciary shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in pooled investment vehicles (collectively, the “Excluded Costs”)) exceed 1.27%, 1.87%,1.87% and 1.02%, respectively, of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Fiduciary shares, respectively, for the period from December 1, 2011 to November 30, 2013, at which time HighMark Capital will determine whether or not to renew or revise the agreement. HighMark Capital may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The Fund will make such payment with respect to a class of shares of the Fund only if the operating expenses of such class of shares (exclusive of the Excluded Costs), without regard to such payment, are at an annual rate (as a percentage of the average daily net assets of the Fund attributable to such class of shares) of less than 1.22% with respect to Class A shares, 1.82% with respect to Class B shares, 1.82% with respect to Class C shares and 0.97% with respect to Fiduciary shares. Any such recoupment would reduce the Fund’s future total return.

HighMark Value Momentum Fund
(pro forma combined)

	Class A Shares	Class B Shares	Class C Shares	Fiduciary Shares
Investment Advisory Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.53%	0.53%	0.28%	0.53%
Total Annual Fund Operating Expenses	1.38%	1.88%	1.88%	1.13%
Fee Waivers and Expense Reimbursement	0.13%	0.03%	0.03%	0.13%
Net Expenses†	1.25%	1.85%	1.85%	1.00%
____________________
† HighMark Capital, the investment adviser of the Fund, has contractually agreed to waive fees and reimburse expenses to the extent total operating expenses of Class A, Class B, Class C and Fiduciary shares of the Fund (excluding portfolio brokerage and transaction costs, taxes relating to transacting in foreign securities, if any, extraordinary expenses and any expenses indirectly incurred by the Fund through investments in pooled investment vehicles (collectively, the “Excluded Costs”)) exceed 1.25%, 1.85%,1.85% and 1.00%, respectively, of the average daily net assets of the Fund attributable to Class A, Class B, Class C and Fiduciary shares, respectively, for the period from the Closing Date to November 30, 2013, at which time HighMark Capital will determine whether or not to renew or revise the agreement. HighMark Capital may recoup from the Fund any of the fees and expenses it has waived and/or reimbursed until the end of the third fiscal year after the end of the fiscal year in which such waiver and/or reimbursement occurs, subject to certain limitations. The Fund will make such payment with respect to a class of shares of the Fund only if the operating expenses of such class of shares (exclusive of the Excluded Costs), without regard to such payment, are at an annual rate (as a percentage of the average daily net assets of the Fund attributable to such class of shares) of less than 1.22% with respect to Class A shares, 1.82% with respect to Class B shares, 1.82% with respect to Class C shares and 0.97% with respect to Fiduciary shares. Any such recoupment would reduce the Fund’s future total return.

Examples

These Examples will help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund and the estimated cost of investing in the Acquiring Fund assuming consummation of the Reorganization.  The Examples assume that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods.  The Examples also assume that your investment has a 5% return each year and that the Acquired Fund’s and the Acquiring Fund’s operating expenses (net for the period indicated in the footnotes to the Annual Fund Operating Expenses tables and total thereafter) remain the same.  All expense information is based on the information set out in the tables above, including pro forma expense information for the Acquiring Fund. The Examples reflect the fact that Class B shares automatically convert to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
HighMark Large Cap Value Fund
Class A Shares	$670	$944	$1,258	$2,147
Class B Shares	$688	$891	$1,230	$2,119
Class C Shares	$288	$591	$1,030	$2,249
Fiduciary Shares	$102	$339	$617	$1,408

HighMark Value Momentum Fund
Class A Shares	$672	$942	$1,243	$2,097
Class B Shares	$690	$889	$1,214	$2,069
Class C Shares	$290	$589	$1,014	$2,199
Fiduciary Shares	$104	$337	$600	$1,354

HighMark Value Momentum Fund (pro forma combined)
Class A Shares	$670	$938	$1,239	$2,094
Class B Shares	$688	$885	$1,210	$2,066
Class C Shares	$288	$585	$1,010	$2,196
Fiduciary Shares	$102	$333	$596	$1,350

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
HighMark Large Cap Value Fund
Class B Shares	$188	$591	$1,030	$2,119
Class C Shares	$188	$591	$1,030	$2,249

HighMark Value Momentum Fund
Class B Shares	$190	$589	$1,014	$2,069
Class C Shares	$190	$589	$1,014	$2,199

HighMark Value Momentum Fund (pro forma combined)
Class B Shares	$188	$585	$1,010	$2,066
Class C Shares	$188	$585	$1,010	$2,196

Portfolio Turnover.  Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the examples, affect a Fund’s performance. During the most recent fiscal year, the Acquired Fund’s and the Acquiring Fund’s portfolio turnover rate was 47% and 26%, respectively, of the average value of its portfolio.

4.           How do the investment objectives, principal investment strategies and policies of the Acquired Fund compare to those of the Acquiring Fund?

 The investment objective and strategies of the Acquired Fund and Acquiring Fund are set forth below.  The investment objectives of the Acquired Fund and the Acquiring Fund are substantially similar, with the Acquired Fund seeking long-term capital appreciation and the Acquiring Fund seeking long-term capital growth with a secondary objective of current income.  Furthermore, the investment strategies of the Acquired Fund and Acquiring

Fund are similar with both funds investing in securities that the portfolio managers believe are undervalued.  The Acquired Fund invests at least 80% of its net assets plus borrowings in large capitalization companies, while the Acquiring Fund invests in both large capitalization and medium capitalization companies.  Both Funds may invest up to 20% of their assets in foreign securities.  A more detailed description of the Acquiring Fund’s investment objective and strategies is set forth in Appendix B – Investment Objective, Principal Investment Strategies and Related Risks of the Acquiring Fund.

HighMark Large Cap Value Fund	HighMark Value Momentum Fund
Investment Objective: To seek long-term capital appreciation.	Investment Objective: To seek long-term capital growth; current income is a secondary objective.
Principal Investment Strategies and Investments:

● The Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

● The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. When selecting stocks for the Fund’s portfolio, the portfolio managers attempt to identify stocks that are undervalued relative to the market, the stocks’ historical valuations or the stocks’ future potential based on factors such as the stocks’ underlying earnings, book values, cash flows, dividend yields and private market values. The Fund will generally invest in companies with large capitalizations, and it is anticipated that a majority of such companies will pay dividends.

● Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in large capitalization companies. The Fund considers a company to be a large capitalization company if the company’s capitalization is greater than $5 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

● The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include investing up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

● The Fund may also invest in convertible bonds and other types of securities in addition to those described above.

● In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 20% of the Fund’s assets in very short-term debt obligations. Such a strategy could make it more difficult for the Fund to achieve its goals.

Principal Investment Strategies and Investments:

● The Fund, under normal market conditions, invests in stocks and other securities that the portfolio managers believe are undervalued.

● The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historical valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum.

● The Fund generally will invest in companies with medium to large market capitalizations, although the Fund may invest in companies of any size, and a majority of them will pay dividends. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of the market capitalization of the companies in the S&P 500 Index and/or the Russell 1000 Value Index. As of September 30, 2011, the market capitalization for companies included in the S&P 500 Index and the Russell 1000 Value Index ranged from approximately $721.1 million to $353.4 billion and from approximately $470.3 million to $353.1 billion, respectively. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of the market capitalization of the companies in the Russell MidCap Index. As of September 30, 2011, the market capitalization for companies included in the Russell MidCap Index ranged from approximately $470.3 million to $16.7 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

● The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts.

● In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations. In these and other cases, the Fund may not achieve its total return and income objectives.

The Acquired Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment policies.  Fundamental investment policies cannot be changed without the consent of a majority of the outstanding shares of the Acquired Fund or the Acquiring Fund, as applicable, while non-fundamental investment policies can be changed without the consent of a majority of the outstanding shares of the Acquired Fund or the Acquiring Fund, as applicable.

The Acquired Fund’s fundamental and non-fundamental investment policies are different from the Acquiring Fund’s fundamental and non-fundamental investment policies.  Both Funds’ fundamental policies were adopted to avoid the necessity of shareholder meetings wherever possible unless otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”) to allow each Fund to react quickly to changes in the law or new investment opportunities in the securities market, without the cost and time involved in obtaining shareholder approvals for diversely held investment companies.  Certain of the Acquiring Fund’s fundamental policies, such as the fundamental policy with respect to lending, may be more restrictive than the Acquired Fund’s fundamental policies, which means that the Acquired Fund may not have to seek shareholder approval for certain changes to their investment strategies where the Acquiring Fund would have to seek such approval.  For a description of the Acquired Fund’s fundamental and non-fundamental policies and the Acquiring Fund’s fundamental and non-fundamental policies, please see Appendix C – Comparison of Fundamental and Non-Fundamental Investment Policies.

For more information regarding any of the Acquired Fund’s or Acquiring Fund’s investment policies and restrictions, see the Acquired Fund’s Statement of Additional Information or the Acquiring Fund’s Statement of Additional Information relating to this Prospectus/Proxy Statement, respectively.

       At this time, HighMark Capital does not expect to engage in a restructuring of the Acquired Fund’s portfolio either prior to or after the closing of the Reorganization to align the Acquired Fund’s portfolio holdings with the investment strategies and portfolio holdings of the Acquiring Fund.  If such restructuring were to occur, any brokerage or other transactional costs incurred by the Acquired Fund as a result of the restructuring would be reimbursed by HighMark Capital, any gains recognized as a result of asset sales on a net basis would be distributed to shareholders of the Acquired Fund or the combined Fund, as applicable, as taxable dividends, the amount, timing, and character of distributions to shareholders would be affected and the amount of taxes payable by shareholders could increase.  Please see “Proposal 1:  Reorganization of the Acquired Fund into the Acquiring Fund – Federal Income Tax Consequences.”

5.           How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Fund?

The Acquired Fund and the Acquiring Fund have the same shareholder policies and procedures because both are series of HighMark Funds.  For a more detailed description of the shareholder policies and procedures of the Acquiring Fund, see Appendix D – Information Applicable to the Acquiring Fund.

Classes Of Shares.

The Acquired Fund currently offers four classes of shares: Class A, Class B, Class C and Fiduciary shares.  The Acquiring Fund offers five classes of shares: Class A, Class B, Class C, Fiduciary and Class U shares.  Class U shares of the Acquiring Fund are not involved in the Reorganization.  Information about Class U shares is found in a separate prospectus and statement of additional information.

Purchase and Redemption Procedures.

The purchase and redemption procedures for the Acquired Fund and the Acquiring Fund are the same.

Purchase minimums for Class A or Class C shares of each Fund generally are $1,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

Class B shares of both Funds are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B shares or through exchange of Class B shares of another of HighMark Funds’ investment portfolios.

Purchase minimums for Fiduciary shares of each Fund generally are $100,000 for initial purchases and $100 for additional purchases (minimums may be reduced or waived for certain types of investors or in HighMark Funds’ sole discretion).

In general, you may purchase or redeem shares on any day that the New York Stock Exchange is open for business by contacting your financial professional; writing to HighMark Funds, c/o Boston Financial Data Services, P.O. Box 8416, Boston, MA 02266-8416; or by calling 1-800-433-6884.

Exchange Privileges.

Class A, Class B, Class C and Fiduciary shareholders of the Acquired Fund and the Acquiring Fund may exchange their shares for Class A, Class B, Class C or Fiduciary shares, respectively, of each other or of one of HighMark Funds’ other investment portfolios.  The cost for such an exchange is based on the relative net asset value of the shares being exchanged plus the applicable sales charge, if any.

Fiduciary shareholders of the Acquired Fund and the Acquiring Fund may also exchange their Fiduciary shares for Class A or Class C shares of each other or of one of HighMark Funds’ other investment portfolios. The cost for such an exchange is based on the relative net asset value of the shares being exchanged plus any applicable sales charge. See Appendix D – Information Applicable to the Acquiring Fund for more information.

6.           What are the principal risks of an investment in the Acquiring Fund and how do they compare with those of the Acquired Fund?

The principal risks of the Acquiring Fund are substantially similar to the principal risks associated with an investment in the Acquired Fund, except that the Acquiring Fund is also subject to the risks of investing in medium-sized companies.  See Appendix B – Investment Objective, Principal Investment Strategies and Related Risks of the Acquiring Fund for a more detailed summary of each of the principal risks relating to the Acquiring Fund.

Either Fund may not achieve its investment objective, and neither is intended to be a complete investment program.  An investment in the Acquired Fund or the Acquiring Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  You may lose money by investing in either the Acquired Fund or the Acquiring Fund.  Among the principal risks of investing in the Acquired Fund or the Acquiring Fund, which could adversely affect their net asset value and total return, are:

●
Market Risk: The possibility that a Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of a Fund’s security holdings will tend to increase or decrease in response to these movements.

●
Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of a Fund’s investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

●	Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

An investment in the Acquiring Fund is subject to, among other principal investment risks, the following principal investment risk, which is not a principal investment risk of the Acquired Fund:

●
Medium-Sized Companies Risk: Investing in medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many medium-sized companies have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, medium-sized companies may not be well-known to the investing public, may not have substantial institutional ownership, and may have only cyclical, static or moderate growth prospects. The performance of the Acquiring Fund may be more volatile than that of a fund that invests primarily in larger companies.

7.           How does the performance of the Acquired Fund compare to that of the Acquiring Fund?

The information below provides some indication of the risk of investing in the Acquired Fund and the Acquiring Fund, respectively, by showing changes in the performance of each Fund’s Class A shares from year to year and by showing how the average annual returns of each Fund’s Class A, Class B, Class C and Fiduciary shares for 1, 5 and 10 years compare with those of a broad measure of market performance. Each Fund’s past performance (before and after taxes) is not an indication of how either Fund will perform in the future.  Updated performance information is available at www.highmarkfunds.com or by calling 1-800-433-6884.

Sales loads assessed for each Fund’s Class A shares are not reflected in the bar chart.  If sales loads were reflected, returns would be less than those shown below.

HighMark Large Cap Value Fund

Highest Quarter: 06/30/03	16.66%
Lowest Quarter: 09/30/02	-19.42%
Year-to-date total return as of 09/30/2011	-19.05%

HighMark Value Momentum Fund

Highest Quarter: 06/30/03	17.41%
Lowest Quarter: 12/31/08	-24.16%
Year-to-date total return as of 09/30/2011	-10.74%

HighMark Large Cap Value Fund
Average Annual Total Returns
(For periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Large Cap Value Fund Class A Shares Return Before Taxes	6.81%	-0.61%	0.78%
Return After Taxes on Distributions	6.50%	-1.00%	0.47%
Return After Taxes on Distributions and Sale of Fund Shares	4.78%	-0.51%	0.61%
Class B Shares	7.31%	-0.44%	0.72%
Class C Shares	11.37%	-0.10%	0.71%
Fiduciary Shares	13.29%	0.79%	1.61%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the Prospectus/Proxy Statement and after-tax returns for other classes will vary.

HighMark Value Momentum Fund
Average Annual Total Returns
(For periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Value Momentum Fund Class A Shares Return Before Taxes	6.78%	0.02%	1.62%
Return After Taxes on Distributions	6.53%	-1.17%	0.32%
Return After Taxes on Distributions and Sale of Fund Shares	4.71%	0.04%	1.20%
Class B Shares	7.28%	0.29%	1.56%
Class C Shares	11.28%	0.56%	1.55%
Fiduciary Shares	13.23%	1.43%	2.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	15.51%	1.28%	3.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class in the Prospectus/Proxy Statement and after-tax returns for other classes will vary.

The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

It is expected that the Acquiring Fund will be the accounting survivor in the Reorganization; therefore, its performance would carry over to the combined fund if the Reorganization occurs.

8.           What are the U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes although this result is not free from doubt.  In a tax-free reorganization, neither the Acquired Fund nor shareholders of the Acquired Fund are expected to recognize a gain or loss directly as a result of the Reorganization.  However, because the Reorganization will terminate the tax year of the Acquired Fund (and the combined fund will continue the tax year of the Acquiring Fund), the Reorganization could accelerate distributions from the Acquired Fund to its shareholders.  Specifically, before the Reorganization, the Acquired Fund will declare and distribute to shareholders one or more dividends of net investment company taxable income, if any, and any net capital gains, including any gains realized on disposition of portfolio securities in connection with the Reorganization (see below), and any other income or gains in respect of the short tax year ending on the date of the Reorganization. Such distributions will be taxable to shareholders that hold shares in a taxable account.

The aggregate tax basis of Acquiring Fund shares received by a shareholder of the Acquired Fund in the Reorganization is expected to be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares.  Immediately following the closing of the Reorganization, a shareholder’s holding period for Acquiring Fund shares received in the Reorganization is expected to the same as the shareholder’s holding period for the Acquired Fund shares exchanged for such Acquiring Fund Shares.  At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

At this time, HighMark Capital does not expect to engage in a restructuring of the Acquired Fund's portfolio either prior to or after the closing of the Reorganization to align the Acquired Fund's portfolio holdings with the investment strategies and portfolio holdings of the Acquiring Fund. If such restructuring were to occur, the actual tax impact of any sales would depend on the difference between the price at which portfolio assets were sold and the Acquired Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis, as reduced by any other current-year capital losses and capital loss carryforwards, would be distributed to the Acquired Fund’s or the combined Fund's shareholders, as applicable, as capital gain dividends (to the extent of “net capital gains” –

 net long-term capital gains in excess of net short-term capital losses) or ordinary dividends (to the extent of net short-term capital gains in excess of net long-term capital losses) during or with respect to the year of sale, and such distribution would be taxable to such shareholders.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the Acquired Fund and the Acquiring Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of the Acquired Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of the Acquired Fund remaining after the operation of the limitation rules described above will be available to offset capital gains realized by the combined fund after the Reorganization and thus may reduce any subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. The benefit of losses, and therefore the potential cost resulting from a reorganization of the reduction and sharing of such losses (due to the limitation rules and other effects described above), would not be significant if, in the absence of the reorganization, the fund bearing such losses were not to realize sufficient future gains to make use of such losses.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the Reorganization, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization of the Acquired Fund into the Acquiring Fund - Board of Trustees’ Considerations – Federal Income Tax Consequences” below.

9.           What Acquiring Fund shares will shareholders of the Acquired Fund receive if the Reorganization occurs?

Class A, Class B, Class C and Fiduciary shareholders of the Acquired Fund will receive corresponding Class A, Class B, Class C or Fiduciary shares of the Acquiring Fund.  The Acquired Fund and the Acquiring Fund are each diversified series of HighMark Funds, a Massachusetts business trust, and each is governed by HighMark Funds’ Declaration of Trust, as amended, and its Amended and Restated Code of Regulations.  If the Reorganization occurs, investors will have the same voting and other rights they had as shareholders of the Acquired Fund, but as shareholders of the Acquiring Fund.  With respect to matters to be voted on only by the shareholders of the Acquiring Fund or a class of shares of the Acquiring Fund, the former shareholders of the Acquired Fund will each own a percentage of the Acquiring Fund that is less than the percentage of the Acquired Fund owned prior to the Reorganization, and therefore, the vote of the former shareholders of the Acquired Fund would be diluted by the vote of the other shareholders of the Acquiring Fund or class of shares of the Acquiring Fund, as applicable.

10.           How will the net asset value of the Acquired Fund be determined for purposes of the Reorganization?

The valuation policies and procedures of the Acquiring Fund will be used to determine the aggregate net asset value of the portfolio securities of the Acquired Fund to be transferred to the Acquiring Fund.

11.           What will be the role of HighMark Capital following the proposed Reorganization?

HighMark Capital is the investment adviser to both the Acquired Fund and the Acquiring Fund and the same portfolio managers are responsible for the day-to-day investment management the Acquired Fund and the Acquiring Fund.  HighMark Capital will continue to serve as the investment adviser of the Acquiring Fund following the Reorganization.  It is expected that the current portfolio managers of the Acquired Fund and the Acquiring Fund will continue to serve as the portfolio managers of the Acquiring Fund following the Reorganization.  Information regarding the portfolio management team for the Acquiring Fund is set forth in Appendix D – Information Applicable to the Acquiring Fund.  Under an investment management agreement between the Acquiring Fund and HighMark Capital, the Acquiring Fund pays a monthly fee to HighMark Capital at the annual rate shown in the table above for investment advisory fees.

II.  PROPOSAL 1:  REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND.

Introduction.

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of the Acquired Fund by and on behalf of the Board of Trustees of HighMark Funds for use at the Meeting to approve the Reorganization.  The Meeting will be held at the offices of BNY Mellon Asset Servicing, 201 Washington Street, 34th Floor, Boston, MA 02108, on March 16, 2012 at 3:00 p.m. Eastern Time.

Terms Of The Proposed Reorganization.

The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization and is qualified in its entirety by the Agreement and Plan of Reorganization. Following the Reorganization, the Acquiring Fund will be the accounting survivor. For a more complete understanding of the Agreement and Plan of Reorganization, you should read Appendix A.

●
The Acquired Fund will transfer all of its assets and Obligations to the Acquiring Fund in exchange for shares of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and Obligations.  “Obligations” consist of all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date.

●
The assets and Obligations of the Acquired Fund will be valued as of the close of trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (the “Valuation Date”), using the valuation policies and procedures for the Acquiring Fund as set forth in HighMark Funds’ Declaration of Trust, as amended, the Acquiring Fund’s valuation procedures, this Prospectus/Proxy Statement and the related Statement of Additional Information.

●
Class A, Class B, Class C and Fiduciary shares of the Acquiring Fund will be distributed by the Acquired Fund in liquidation of the Acquired Fund to Class A, Class B, Class C and Fiduciary shareholders of the Acquired Fund in accordance with their respective percentage ownership interests in Class A, Class B, Class C and Fiduciary shares, respectively, of the Acquired Fund.

●	After the Reorganization, the Acquired Fund’s affairs will be wound up in an orderly fashion and it will be dissolved.

●
The Reorganization requires approval by the Acquired Fund’s shareholders and satisfaction of a number of other conditions; the Reorganization may be terminated at any time by the Board of Trustees of HighMark Funds and under certain other circumstances.

Shares Shareholders Will Receive.

If the Reorganization occurs, shareholders of each class of shares of the Acquired Fund will receive the same class of shares of the Acquiring Fund.  The shares a shareholder receives will have the following characteristics:

●
They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares as of the Valuation Date, as determined using HighMark Funds’ valuation policies and procedures.

●
Shareholders of the Acquired Fund will not pay additional sales charges in connection with the Reorganization, although contingent deferred sales charges applicable to share purchases made prior to the Reorganization will continue to apply.

●	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

●	Shareholders will have the same voting and other rights they currently have, but as shareholders of the Acquiring Fund.

For further information on the shareholder policies and procedures of the Acquiring Fund, please read “How do the shareholder policies and procedures of the Acquiring Fund compare to the shareholder policies and procedures of the Acquired Fund?” in this Prospectus/Proxy Statement and Appendix D – Additional Information Applicable to the Acquiring Fund.  For further information on the differences between the rights of shareholders of the Acquired Fund and shareholders of the Acquiring Fund, please read “What class of Acquiring Fund shares will shareholders of the Acquired Fund receive if the Reorganization occurs?” in this Prospectus/Proxy Statement.

Board of Trustees’ Considerations.

At a meeting held on December 6, 2011, HighMark Capital recommended to the Board of Trustees of HighMark Funds (the “Board” or the “Trustees”) that the Acquired Fund be reorganized into the Acquiring Fund.  The Board unanimously approved the Agreement and Plan of Reorganization and determined that the Reorganization of the Acquired Fund into the Acquiring Fund would be advisable and in the best interests of the Acquired Fund and its shareholders.

Before approving the Agreement and Plan of Reorganization, the Trustees evaluated extensive information provided by HighMark Capital and reviewed various factors about the Acquired Fund and the Acquiring Fund and the proposed Reorganization.  The Trustees noted that the investment advisory fees of the Acquiring Fund after the Reorganization were expected to be the same as those of the Acquired Fund.  The Trustees also noted that the total annual fund operating expenses (before fee waivers) of each class of shares of the Acquiring Fund after the Reorganization were expected to be lower than those of the corresponding class of the Acquired Fund, and that the net expenses of each class of shares of the Acquiring Fund after the Reorganization were expected to be the same as those of the corresponding class of the Acquired Fund.  The Trustees noted that the historical performance of the Acquiring Fund generally exceeded that of the Acquired Fund in the year-to-date, 1 year, 3 year and 5 year periods ended September 30, 2011.

The factors considered most important by the Board in formulating its recommendation that shareholders of the Acquired Fund approve the Reorganization included the following:

●	The lack of adequate shareholder demand, indicating limited prospects for growth, and the failure to accumulate assets in the Acquired Fund.

●
The Acquired Fund’s performance relative to the Acquired Fund’s Morningstar Universe for the year-to-date, 1 year, 3 year and 5 year periods ended September 30, 2011, and relative to the Acquiring Fund’s performance for the year-to-date, 1 year, 3 year and 5 year periods ended September 30, 2011.

●	HighMark Capital’s substantial experience with value investing and the fact that the portfolio managers of the Acquired Fund are also currently the portfolio managers of the Acquiring Fund.

●	Economies of scale available to shareholders through the consolidation of the Acquired Fund into a larger fund, which potentially could help reduce future annual operating expense ratios.

●
The realized and unrealized gain/loss position of both Funds, noting that the Acquired Fund had net unrealized losses in its portfolio, and that it is the Board’s understanding that given the depreciated position of the Acquired Fund and the limited repositioning, if any, that is expected, it is unlikely that a capital gain dividend will result from the Reorganization.

●
The fact that the Reorganization is expected to be a tax-free transaction, meaning shareholders are not expected to recognize gain or loss on the exchange of their shares for shares of the Acquiring Fund, and the tax attributes of the Acquired Fund are generally expected to carry over to the combined Fund.

●
The overlap in the securities portfolios of the Acquired Fund and the Acquiring Fund, and the manageable amount of built-in gains in the securities portfolio of the Acquired Fund, which will allow the securities portfolio of the Acquired Fund to be repositioned to align its holdings with the investment strategy and program of the Acquiring Fund without generating significant capital gains that must be distributed to the Acquired Fund shareholders.

●	The fact that the shareholders will bear no costs associated with the Reorganization, all of which will be borne by HighMark Capital and its affiliates.

A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization.

Federal Income Tax Consequences.

The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.  The Funds have asked Ropes & Gray LLP, counsel to HighMark Funds, to deliver to the Acquiring Fund and the Acquired Fund in connection with the Reorganization an opinion, and the closing of the Reorganization will be conditioned on receipt of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, although the matter is not free from doubt, generally for U.S. federal income tax purposes:

●
The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●
under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund’s Obligations, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

●
under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Obligations of the Acquired Fund;

●
under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund’s tax basis in such assets immediately prior to such exchange;

●	under Section 1223(2) of the Code, the Acquiring Fund’s holding periods in such assets will include the Acquired Fund’s holding periods in such assets;

●
under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

●
under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund’s shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefore;

●
under Section 1223(1) of the Code, the Acquired Fund shareholder’s holding period for the Acquiring Fund shares received pursuant to the Agreement and Plan of Reorganization will include the holding period for the Acquired Fund shares exchanged therefore, provided that the shareholder held those Acquired Fund shares as capital assets on the date of the exchange; and

●
under Section 381 of the Code, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations under Sections 381, 382, 383, and 384 of the Code and the applicable Treasury regulations thereunder.

        Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of HighMark Funds and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  The opinion will note and distinguish certain published precedent.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.  If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, an Acquired Fund shareholder’s exchange of Acquired Fund shares for Acquiring Fund shares would be treated as a taxable sale on the date of the Reorganization; such a shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received.

At this time, HighMark Capital does not expect to engage in a restructuring of the Acquired Fund's portfolio either prior to or after the closing of the Reorganization to align the Acquired Fund’s portfolio holdings with the investment strategies and portfolio holdings of the Acquiring Fund. If such restructuring were to occur, the actual tax impact of any sales would depend on the difference between the price at which such portfolio assets were sold and the Acquired Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis, as reduced by any other current-year capital losses and capital loss carryforwards, would be distributed to the Acquired Fund’s or the combined Fund's shareholders, as applicable, as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions would be taxable to such shareholders.

Because the Reorganization will terminate the taxable year of the Acquired Fund (and the combined fund will continue the taxable year of the Acquiring Fund), the Reorganization could accelerate any distributions of dividends from the Acquired Fund to its shareholders. Prior to the closing of the Reorganization, the Acquired Fund will declare one or more distributions to its shareholders which, together with all of its previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including any gains realized on the disposition of portfolio securities prior to the Reorganization, and any income or gains in respect of the short taxable year ending on the date of the Reorganization.  Such distributions will be taxable to shareholders that hold shares in a taxable account.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. As of July 31, 2011, the Acquired Fund had capital loss carryforwards equal to $43,462,075 and the Acquiring Fund had capital loss carryforwards equal to $1,220,212. First, “pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund.  Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days).  Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the Acquired Fund and the Acquiring Fund at the time of the Reorganization (including as affected by the rules set forth above).  Therefore, the shareholders of the Acquired Fund will in each case receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred.  Any pre-acquisition losses of the Acquired Fund remaining after the operation of the limitation rules described above will be available to offset capital gains realized by the combined fund after the Reorganization and thus may reduce any subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.  The benefit of losses, and therefore the potential cost resulting from a reorganization of the reduction and sharing of such losses (due to the limitation rules and other effects described above), would not be significant if, in the absence of the reorganization, the fund bearing such losses were not to realize sufficient future gains to make use of such losses.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the Reorganization, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.    Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Alternatives to the Reorganization.

If the Reorganization is not consummated, the Board of Trustees of HighMark Funds may consider possible alternative arrangements in the best interests of the Acquired Fund and its shareholders, including having HighMark Capital continue to manage the Acquired Fund, hiring a sub-adviser for the Acquired Fund, and terminating and liquidating the Acquired Fund.  If the Acquired Fund were terminated and liquidated, such termination and liquidation would involve the loss of any fund-level capital loss carryforwards remaining at the time of the liquidation and the recognition of any shareholder-level losses.

 Service Providers.

Because the Acquired Fund and the Acquiring Fund are both series of HighMark Funds they have the same service providers. HighMark Capital, located at 350 California Street, San Francisco, CA  94104 serves as investment adviser to all the series of HighMark Funds, including the Acquired Fund and the Acquiring Fund, and as administrator to the Acquired Fund and the Acquiring Fund.

Distributor:	HighMark Funds Distributors, Inc.
Transfer Agent:	Boston Financial Data Services, Inc.
Administrator:	HighMark Capital Management, Inc.
Sub-Administrator:	BNY Mellon Investment Servicing (US) Inc.
Custodian:	Union Bank, N.A.
Independent Registered Public Accounting Firm:	Deloitte & Touche LLP
Legal Counsel:	Ropes & Gray LLP

Additional information regarding the Acquiring Fund’s service providers is available in the Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement.

Existing and Pro Forma Capitalization.

The following table shows on an unaudited basis as of July 31, 2011, (i) the capitalization of the Acquired Fund and the Acquiring Fund, and (ii) the pro forma capitalization of the Acquiring Fund, as adjusted giving effect to the proposed Reorganization:

	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Pro Forma Adjustments*	HighMark Value Momentum Fund Pro Forma Combined**
Class A Shares
Net asset value	$20,159,740	$71,163,994	-	$91,323,734
Shares outstanding	1,763,820	4,434,596	(507,761)	5,690,655
Net asset value per share	$11.43	$16.05	N/A	$16.05

Class B Shares
Net asset value	$746,579	$2,212,054	-	$2,958,633
Shares outstanding	66,593	140,985	(19,010)	188,568
Net asset value per share	$11.21	$15.69	N/A	$15.69

Class C Shares
Net asset value	$2,168,248	$2,503,285	-	$4,671,533
Shares outstanding	194,068	160,210	(55,345)	298,933
Net asset value per share	$11.17	$15.63	N/A	$15.63

Fiduciary Shares
Net asset value	$73,026,151	$234,784,893	-	$307,811,044
Shares outstanding	6,403,746	14,587,832	(1,865,141)	19,126,437
Net asset value per share	$11.40	$16.09	N/A	$16.09

Class U Shares***
Net asset value	N/A	-	-	-
Shares outstanding	N/A	-	-	-
Net asset value per share	N/A	-	-	-

Total
Net asset value	$96,100,718	$310,664,226	-	$406,764,944
Shares outstanding	8,428,227	19,323,623	(2,447,257)	25,304,593
_________
* Adjustments are calculated by taking the Acquired Fund Net Asset Value for each class divided by the corresponding Acquiring Fund class Net Asset Value per share minus each class Acquired Fund shares oustanding.
**Assumes the Reorganization was consummated on July 31, 2011 and is for information purposes only.
*** Class U Shares of the Acquiring Fund were not outstanding at July 31, 2011.

The capitalization of the Acquired Fund, and consequently the pro forma capitalization of the Acquiring Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Acquired Fund prior to the completion of the Reorganization.

Additional Information.

Additional information applicable to the Acquiring Fund is located in Appendix B – Investment Objective, Principal Investment Strategies and Related Risks of the Acquiring Fund, Appendix D – Information Applicable to the Acquiring Fund and Appendix E – Financial Highlights for the Acquiring Fund.

Information about the Acquired Fund.

Information about the Acquired Fund is incorporated by reference from the Acquired Fund’s prospectus and statement of additional information, both dated December 1, 2011, as may be supplemented through the date of this Prospectus/Proxy Statement, which are available upon request without charge by calling 1-800-433-6884.  A copy of the Acquired Fund’s prospectus may also be obtained by visiting HighMark Funds’ website at www.highmarkfunds.com.  The Acquired Fund’s prospectus and statement of additional information are also available on the Commission’s website at www.sec.gov.

THE BOARD OF TRUSTEES OF HIGHMARK FUNDS UNANIMOUSLY RECOMMENDS APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

III.  VOTING INFORMATION

Required Vote for Proposal 1.

Shareholders of all share classes of the Acquired Fund will vote together as a single class on the proposal to approve the Reorganization.  Approval of the Reorganization requires approval by the lesser of (i) 67% of the shares of the Acquired Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Acquired Fund outstanding as of the Record Date (as defined below) are present or represented by proxy at the Meeting, or (ii) more than 50% of the shares of the Acquired Fund outstanding on the Record Date.  A vote of shareholders of the Acquiring Fund is not needed to approve the Reorganization.

Voting Information.

The Board of Trustees of HighMark Funds has fixed the close of business on January 9, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Information about Proxies and the Conduct of the Meeting.

Solicitation of Proxies

Proxies will be solicited primarily by mailing this Prospectus/Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of HighMark Funds or by employees or agents of HighMark Capital and its affiliated companies or BNY Mellon Investment Servicing (US) Inc.  In addition, Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $20,000.  In all cases where a telephonic proxy is solicited, Broadridge representative(s) are required to confirm each shareholder’s information by asking for any combination of the following; full name, address, zip code, employer identification number, ID number from the proxy card as well as a confirmation the shareholder has received this Prospectus/Proxy Statement and proxy card in the mail.  If the shareholder is a corporation or other entity, Broadridge representative(s) are required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to Broadridge, then Broadridge representative(s) may explain the voting process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal.  Although Broadridge representative(s) are permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, but he or she may read any recommendation set forth in the Prospectus/Proxy Statement.  The telephone solicitor will record the shareholder’s voting instructions on the card and provide an option to the shareholder to receive such voted instructions in the mail as confirmation of his or her vote.

Voting Process.

Shareholders can vote in any one of the following ways:

a.	By mail, by completing and returning the enclosed proxy card;

b.	In person at the Meeting;

c.	By internet, by voting through a secure proxy internet site provided by a third party (provided on your proxy card, www.proxyvote.com); and

d.	By automated telephone service, by calling the toll-free number provided on your proxy card (1-800-690-6903).

Each whole share of the Acquired Fund is entitled to one vote, and each fractional share of the Acquired Fund is entitled to a proportionate fractional vote.  If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card.  Either owner of a joint account may sign the proxy card, but the signer’s name must exactly match the name that appears on the card.

Costs.

Neither the Acquired Fund nor the Acquiring Fund will bear the costs of the Reorganization.  HighMark Capital will bear the costs of the Reorganization.

Quorum and Method of Tabulation.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy.  If no instructions are given, the proxy will be voted in favor of the Proposal.  The proxy is revocable at any time before it is voted by sending written notice of the revocation or a subsequently executed proxy to Proxy Tabulator, P.O. Box 9112, Farmingdale, NY 11735 or by appearing personally and electing to vote at the Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy will be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Meeting.

A quorum with respect to a matter before the Meeting is defined as a majority represented in person or by proxy of the shares outstanding as of the Record Date entitled to vote on such matter.  If at the time any session of the Meeting is called to order, a quorum is not present, in person or by proxy, with respect to a matter, the persons named as proxies may vote those proxies that have been received with respect to such matter to adjourn the Meeting with respect to such matter to a later date.  In the event that a quorum is present with respect to a matter, but sufficient votes in favor of the matter have not been received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such matter to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares entitled to vote on the relevant matter present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies will vote in favor of such an adjournment those proxies that they are entitled to vote in favor of the relevant matter and will vote against any such adjournment those proxies required to be voted against the relevant matter.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares of the Funds represented by abstentions will be counted as present, but not as votes cast, at the Meeting.  Under the Declaration of Trust, as amended, and the Amended and Restated Code of Regulations of HighMark Funds, the affirmative vote necessary to approve the proposal with respect to the Acquired Fund may be determined with reference to a percentage of votes with respect to the Acquired Fund present at the Meeting, which would have the effect of treating abstentions with respect to shares of the Acquired Fund as if they were votes against the Proposal.

Distributor’s Address.

The address of the Acquired Fund’s and the Acquiring Fund’s distributor, HighMark Funds Distributors, Inc., a wholly-owned subsidiary of BNY Mellon Distributors Inc., is 760 Moore Road, King of Prussia, PA 19406.

Share Ownership.

As of January 9, 2012, the following shares of the Acquired Fund were outstanding:

Number of shares issued and outstanding by class
Class A	Class B	Class C	Fiduciary
1,675,382.276	46,268.392	179,199.189	4,249,946.006

As of January 9, 2012, each of the Acquired Fund and the Acquiring Fund believes that, as a group, the Trustees and officers, as the case may be, of HighMark Funds owned less than one percent of the shares of any class of either the Acquired Fund or the Acquiring Fund.

As of January 9, 2012, the following shareholders owned, beneficially or of record, five percent or more of the outstanding shares of any class of the Acquired Fund:

HighMark Large Cap Value Fund – Class B Shares

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Beneficial Ownership or Ownership of Record	Percentage of Outstanding Class B Shares of HighMark Value Momentum Fund Owned Upon Consummation of the Reorganization*
Pershing LLC	2,457.885	5.31%	Ownership of Record	1.28%
P.O. Box 2052, Jersey City
NJ 07303-2052

Nelson H Long Trust	3,616.618	7.82%	Ownership of Record	1.88%
c/o HighMark Funds 350 California Street
San Francisco, CA 94104

* Percentage owned assuming completion of the Reorganization on January 9, 2012.

HighMark Large Cap Value Fund – Fiduciary Shares

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Beneficial Ownership or Ownership of Record	Percentage of Outstanding Fiduciary Shares of HighMark Value Momentum Fund Owned Upon Consummation of the Reorganization*
HOCO c/o HighMark Funds	264,912.284	6.23%	Ownership of Record	1.67%
350 California Street,
San Francisco, CA 94104

SEI Private Trust Company	1,103,781.116	25.97%	Ownership of Record	6.94%
c/o UBOC ID 797 C/R
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	301,582.039	7.10%	Ownership of Record	1.90%
c/o UBOC ID 797 C/C
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	778,332.517	18.31%	Ownership of Record	4.89%
c/o UBOC ID 797 R/R
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	663,932.757	15.62%	Ownership of Record	4.17%
c/o Union Bank 797
FBO XXXXXXXX70
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	634,104.778	14.92%	Ownership of Record	3.99%
c/o Union Bank 797
FBO XXXXXXXX80
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Tactical Growth & Income Alloc Fd	663,932.757	15.62%	Beneficial Ownership	4.17%
One Freedom Valley Drive
Oaks, PA 19456-9989

HighMark Tactical Capital Growth Alloc Fd	634,104.779	14.92%	Beneficial Ownership	3.99%
One Freedom Valley Drive
Oaks, PA 19456-9989

* Percentage owned assuming completion of the Reorganization on January 9, 2012.

As of January 9, 2012, the following shareholders owned, beneficially or of record, five percent or more of the outstanding shares of any class of the Acquiring Fund:

HighMark Value Momentum Fund – Fiduciary Shares

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Beneficial Ownership or Ownership of Record	Percentage of Outstanding Fiduciary Shares of HighMark Value Momentum Fund Owned Upon Consummation of the Reorganization*
Charles Schwab & Co Inc	1,283,037.963	15.31%	Ownership of Record	11.22%
Special Custody A/C FBO Customers
101 Montgomery Street
San Francisco, CA 94104-4151

PIMS/Prudential Retirement	588,942.926	7.03%	Ownership of Record	5.15%
As Nominee for the TTEE/Cust PL 820
Bank of Tokyo-Mitsubishi UFJ
1251 Avenue of the Americas
New York, NY 10020-1104

SEI Private Trust Company	2,356,610.485	28.13%	Ownership of Record	20.61%
c/o Union Bank 797 (8-9)
One Freedom Valley Drive
Oaks, PA 19456-9989

SEI Private Trust Company	800,050.168	9.55%	Ownership of Record	7.00%
c/o Union Bank 797 (0-2)
One Freedom Valley Drive
Oaks, PA 19456-9989

* Percentage owned assuming completion of the Reorganization on January 9, 2012.

HighMark Value Momentum Fund – Class U Shares

Name and Address of Shareholder	Number of Outstanding Shares Owned	Percentage of Outstanding Shares Owned	Beneficial Ownership or Ownership of Record	Percentage of Outstanding Class U Shares of HighMark Value Momentum Fund Owned Upon Consummation of the Reorganization*
PIMS/Prudential Retirement	6,506,423.654	100.00%	Ownership of Record	100.00%
As Nominee for the TTEE/Cust PL 720
Union Bank 401 (K) Plan
400 California Street, 10th Floor
San Francisco, CA 94104-1302

* Percentage owned assuming completion of the Reorganization on January 9, 2012.

Any shareholder who holds beneficially 25% or more of the outstanding shares of a Fund may be deemed to be a “controlling person” of the Fund under the 1940 Act until such time as it holds beneficially less than 25% of the outstanding shares of the Fund.

Shareholder Proposals

The Declaration of Trust, as amended, and the Amended and Restated Code of Regulations of HighMark Funds do not provide for annual shareholder meetings, and no such meetings are planned for 2012.  Proposals that shareholders would like to have considered for inclusion in a proxy statement for any future meeting must be received by HighMark Funds within a reasonable period of time prior to printing and mailing proxy material for such meeting.  Any shareholder proposal not received within a reasonable time before HighMark Funds begins to print and mail its proxy materials will be considered untimely and will not be included in such materials.

IV.   INTERESTS OF CERTAIN PERSONS IN THE REORGANIZATION

HighMark Capital may be deemed to have an interest in the Reorganization because it will provide investment advisory and administrative services to the Acquiring Fund and receives fees and other benefits from those arrangements.  Future growth of assets of HighMark Funds can be expected to increase the total amount of fees payable to HighMark Capital and to reduce the amount of fees required to be waived to maintain total fees of the investment portfolios of HighMark Funds at agreed upon levels.  HighMark Capital and certain affiliates of HighMark Capital receive distribution and/or shareholder servicing fees from HighMark Funds pursuant to agreements between HighMark Funds and such affiliates that relate to HighMark Funds’ distribution plans and shareholder services plans for Class A, Class B and Class C shares and shareholder services plan for Fiduciary shares.  In addition, Union Bank, N.A., the parent company of HighMark Capital, serves as custodian and securities lending agent to HighMark Funds and receives fees and other benefits from those arrangements.  Future growth of assets of HighMark Funds can be expected to increase the total amount of fees payable to Union Bank, N.A. and HighMark Capital’s other affiliates.

V.  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

Additional information about the Acquiring Fund is included in the Acquiring Fund’s Statement of Additional Information dated January 26, 2012, relating to this Prospectus/Proxy Statement, which has been filed with the Commission under the Securities Act of 1933, as amended.  A copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement may be obtained without charge by calling 1-800-433-6884.

Proxy material, reports, proxy and information statements, registration statements and other information filed by HighMark Funds, the Acquired Fund and the Acquiring Fund can be inspected and copied at the Commission’s public reference facilities located at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281; 33 Arch Street, 23rd Floor, Boston, MA 02110; 801 Brickell Avenue, Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326; 1801 California Street, Suite 1500, Denver, CO 80202; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; 44 Montgomery Street, Suite 2600, San Francisco, CA 94104; 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604; and The Mellon Independence Center, 701 Market Street, Philadelphia, PA 19106. Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

YOUR VOTE IS IMPORTANT.  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS AND OTHER COMMUNICATIONS TO ENSURE A QUORUM BY PROMPTLY VOTING BY TELEPHONE OR THE INTERNET OR MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY.  (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE VOTE BY ONE OF THE ABOVE METHODS SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING.

APPENDIX A–FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [________], 2012, by and between HighMark Funds, a Massachusetts business trust (the “Trust”), on behalf of HighMark Value Momentum Fund (the “Acquiring Fund”) and HighMark Large Cap Value Fund (the “Acquired Fund”), and, for purposes of Sections 9.2 and 10.2 only, HighMark Capital Management, Inc. (“HighMark Capital”).  The capitalized terms used herein shall have the meaning ascribed to them in this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Acquired Fund in exchange solely for Class A shares (“Class A Acquisition Shares”), Class B shares (“Class B Acquisition Shares”), Class C shares (“Class C Acquisition Shares”) and Fiduciary Shares (“Class F Acquisition Shares” and, together with the Class A Acquisition Shares, the Class B Acquisition Shares and the Class C Acquisition Shares, the “Acquiring Fund Shares”) of beneficial interest, no par value per share, of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of the Obligations (as hereinafter defined) of the Acquired Fund; and (iii) the distribution, after the closing date provided in Section 3.1 (the “Closing Date”), of the Class A Acquisition Shares pro rata to the Class A shareholders of the Acquired Fund, the Class B Acquisition Shares pro rata to the Class B shareholders of the Acquired Fund, the Class C Acquisition Shares pro rata to the Class C shareholders of the Acquired Fund, and the Class F Acquisition Shares pro rata to the shareholders of Fiduciary Shares (“Class F shares,” and each shareholder thereof, a “Class F shareholder”) of the Acquired Fund, and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

The parties hereto therefore covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND THE ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1.	Subject to the terms and conditions hereof and on the basis of the representations and warranties contained herein:

(a)
The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, on the Closing Date, all of the properties and assets of the Acquired Fund as set forth in Section 1.2.

(b)
The Acquiring Fund shall, on the Closing Date, (i) issue and deliver to the Acquired Fund (1) the number of Class A Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class A shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4 (the “Class A Net Asset Value”), by (B) the net asset value of one Class A Acquisition Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, (2) the number of Class B Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class B shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4, by (B) the net asset value of one Class B Acquisition Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, (3) the number of Class C Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class C shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4, by (B) the net asset value of one Class C Acquisition Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, and (4) the number of Class F Acquisition Shares (including fractional shares, if any) determined by dividing (A) the amount of the assets of the Acquired Fund attributable to its Class F shares, less the amount of the liabilities of the Acquired Fund attributable to such shares, computed in the manner and as of the time and date set forth in Sections 2.2 and 2.4, by (B) the net asset value of one Class F Acquisition Share, computed in the manner and as of the time and date set forth in Sections 2.3 and 2.4, and (ii) assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (the “Obligations”).  Such transactions shall take place at the closing provided for in Section 3 (the “Closing”).

(c)
Upon consummation of the transactions described in subsections (a) and (b) above, the Acquired Fund in complete liquidation shall distribute to its shareholders of record as of the Closing Date the Acquiring Fund Shares received by it.  Each Class A shareholder of the Acquired Fund shall be entitled to receive that number of Class A Acquisition Shares equal to the total of (i) the number of Class A shares of the Acquired Fund (the “Class A Acquired Fund Shares”) held by such shareholder divided by the total number of Class A Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class A Acquisition Shares.  Each Class B shareholder of the Acquired Fund shall be entitled to receive that number of Class B Acquisition Shares equal to the total of (I) the number of Class B shares of the Acquired Fund (the “Class B Acquired Fund Shares”) held by such shareholder divided by the total number of Class B Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class B Acquisition Shares.  Each Class C shareholder of the Acquired Fund shall be entitled to receive that number of Class C Acquisition Shares equal to the total of (i) the number of Class C shares of the Acquired Fund (the “Class C Acquired Fund Shares”) held by such shareholder divided by the total number of Class C Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class C Acquisition Shares.  Each Class F shareholder of the Acquired Fund shall be entitled to receive that number of Class F Acquisition Shares equal to the total of (i) the number of Class F shares of the Acquired Fund (the “Class F Acquired Fund Shares,” and together with the Class A Acquired Fund Shares, the Class B Acquired Fund Shares and the Class C Acquired Fund Shares, the “Acquired Fund Shares”) held by such shareholder divided by the total number of Class F Acquired Fund Shares outstanding on such date multiplied by (ii) the total number of Class F Acquisition Shares.

1.2.
The property and assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, commodities and futures interests, dividends and interest receivable, receivables for shares sold and all other properties and assets which are owned by the Acquired Fund on the Closing Date and any deferred expenses or prepaid expenses, other than any unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3.
As provided in Section 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute (i) to its Class A shareholders of record the Class A Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1, (ii) to its Class B shareholders of record the Class B Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1, (iii) to its Class C shareholders of record the Class C Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1, and (iv) to its Class F shareholders of record the Class F Acquisition Shares received by the Acquired Fund as contemplated by Section 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders and representing the respective number of the Acquiring Fund Shares due to such shareholders.  The Acquiring Fund shall not be obligated to issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.4.
As soon as practicable after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete liquidation.  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission

(the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and thereafter.

1.5.
Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Acquired Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Trust, and, for clarity, under no circumstances will any other series of the Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

2.	VALUATION

2.1.
On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares and Class F Acquisition Shares (including fractional shares, if any) determined as provided in Section 1.

2.2.
The value of the Acquired Fund’s net assets will be computed as of the Valuation Date, using the valuation procedures for the Acquiring Fund set forth in the Trust’s declaration of trust, the Acquiring Fund’s then current prospectuses and statement of additional information relating to the Acquiring Fund’s Class A, Class B, Class C and Class F shares (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”) and the Acquiring Fund’s valuation procedures (the “Acquiring Fund Valuation Procedures”).

2.3.
The net asset value of a Class A Acquisition Share, Class B Acquisition Share, Class C Acquisition Share or Class F Acquisition Share shall be the net asset value per Class A, Class B, Class C or Class F share, respectively, of the Acquiring Fund computed as of the Valuation Date using the valuation procedures for the Acquiring Fund set forth in the Trust’s declaration of trust, the Acquiring Fund Prospectus and the Acquiring Fund Valuation Procedures.

2.4.
The Valuation Date shall be 4:00 p.m. Eastern time, and after the declaration of any dividends by the Acquired Fund and after effectuating any redemptions of Acquired Fund Shares effective as of such date, on the business day immediately preceding the Closing Date, or such earlier date as may be mutually agreed upon in writing by the parties hereto (the “Valuation Date”).

2.5.
The Acquiring Fund shall issue the Acquiring Fund Shares to the Acquired Fund on one share deposit receipt registered in the name of the Acquired Fund.  The Acquired Fund shall distribute in liquidation the Class A Acquisition Shares received by it hereunder to its Class A shareholders as contemplated by Section 1.1, the Class B Acquisition Shares received by it hereunder to its Class B shareholders as contemplated by Section 1.1, the Class C Acquisition Shares received by it hereunder to its Class C shareholders as contemplated by Section 1.1, and the Class F Acquisition Shares received by it hereunder to its Class F shareholders as contemplated by Section 1.1, by redelivering such share deposit receipt to the Trust’s transfer agent which will as soon as practicable set up open accounts for Acquired Fund shareholders in accordance with written instructions furnished by the Acquired Fund.

2.6.
The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the Investments (as defined below) and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date, in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

2.7.
All computations of value shall be made by the pricing agent for the Acquiring Fund, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund using the valuation procedures set forth in the Trust’s declaration of trust, the Acquiring Fund Prospectus and the Acquiring Fund Valuation Procedures.

3.	CLOSING AND CLOSING DATE

3.1.
The Closing Date shall be on such date as the parties may agree. The Closing shall be held at the offices of the Acquiring Fund (or such other place as the parties may agree), at such time as the parties may agree.

3.2.
On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to Union Bank, N.A., as custodian for the Acquiring Fund (the “Custodian”) for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.  The cash delivered shall be transferred to the account of the Acquiring Fund at the Custodian in the manner acceptable to the Acquiring Fund.

3.3.
In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4.
On the Closing Date, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund shareholders and the number of outstanding shares of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date.  The Acquiring Fund Shares issuable pursuant to Section 1.1 shall have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  On the Liquidation Date, the Acquiring Fund will provide to the Acquired Fund evidence reasonably satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited pro rata within each class of shares to open accounts in the names of Acquired Fund shareholders as provided in Section 1.3.

3.5.
At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by Section 1.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Representations and Warranties of the Trust, on behalf of the Acquired Fund.

The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)	The Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.

(b)
The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquired Fund have been duly registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.

(c)	The Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the declaration of trust of the Trust and the 1940 Act and other applicable law.
(d)
The Acquired Fund is not in violation in any material respect of any provisions of the Trust’s declaration of trust or code of regulations or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(e)
The Acquired Fund’s current prospectuses and statement of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to any of the Trust or the Acquired Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)	At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2.
(g)
No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Trust or the Acquired Fund, threatened as to the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(h)
Since July 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally or those occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness (other than in the ordinary course of business).

(i)
As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquired Fund which are due and payable shall have been timely paid.  The Acquired Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement.  All of the Acquired Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Trust’s or the Acquired Fund’s knowledge, the Acquired Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(j)
The Acquired Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date.  The Acquired Fund has not at any time since its inception been liable for nor is it now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  There is no other tax liability (foreign, state, local) except as accrued on the Acquired Fund’s books.  The Acquired Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(k)	The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the above representations.
(l)
The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Trust may authorize from time to time.  The outstanding shares of beneficial interest in the Acquired Fund as of the Closing Date will be divided into Class A shares, Class B shares, Class C shares and Class F Shares, each having the characteristics described in the Acquired Fund Prospectus and will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the list provided by the Acquired Fund or its designated agent to the Acquiring Fund or its designated agent pursuant to Section 3.4.  All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquired Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquired Fund are outstanding.

(m)
The Acquired Fund’s investment operations since February 1, 2007 to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquired Fund, as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund.

(n)
The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of the Trust and by all other necessary action on the part of the Trust and the Acquired Fund, other than shareholder approval as required by Section 8.1 hereof.  Subject to shareholder approval as required by Section 8.1 hereof, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(o)
The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the terms of this Agreement will not be acquired for the purpose of making any distribution thereof other than to Acquired Fund shareholders as provided in Section 1.1(c).

(p)
The information relating to the Trust and the Acquired Fund furnished by the Trust and the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(q)
As of the date of this Agreement, the Trust and the Acquired Fund have provided the Acquiring Fund with information relating to the Acquired Fund reasonably necessary for the preparation of a prospectus, including the proxy statement of the Acquired Fund (the “Prospectus/Proxy Statement”), to be included in a Registration Statement on Form N-14 of the Trust (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act in connection with the meeting of shareholders of the Acquired Fund to approve this Agreement and the transactions contemplated hereby.  As of the effective date of the

Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Trust or the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(r)
The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund.

(s)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and/or state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(t)
As of both the Valuation Date and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the  Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement.  At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests in favor of any third party creditor of the Acquired Fund, and without any restrictions upon the transfer thereof, including such restrictions as might arise under the 1933 Act. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the audited schedule of its portfolio investments as of July 31, 2011, referred to in Section 4.1(g) hereof, as supplemented with such changes as the Acquired Fund shall make after July 31, 2011, which changes shall be disclosed to the Acquiring Fund in an updated schedule of investments, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date.

(u)
The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(v)
To the best of the Trust’s and the Acquired Fund’s knowledge, all of the issued and outstanding shares of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

4.2.	Representations and Warranties of the Trust, on behalf of the Acquiring Fund

The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date

(a)	The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted.
(b)
The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and the issued and outstanding shares of the Acquiring Fund have been duly registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

(c)	The Acquiring Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the declaration of trust of the Trust and the 1940 Act and other applicable law.
(d)
The Acquiring Fund is not in violation in any material respect of any provisions of the Trust’s declaration of trust or code of regulations or any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its assets are bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(e)
The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f)
No material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Trust or the Acquiring Fund, threatened as to the Acquiring Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

(g)
Since July 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness (other than in the ordinary course of business).

(h)
As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been timely filed and were true, correct and complete in all material respects as of the time of their filing, and all taxes of the Acquiring Fund which are due and payable shall have been timely paid.  The Acquiring Fund is not liable for taxes of any person other than itself and is not a party to any tax sharing or allocation agreement.  All of the Acquiring Fund’s tax liabilities will have been adequately provided for on its books.  To the best of the Trust’s or the Acquiring Fund’s knowledge, the Acquiring Fund has not had any tax deficiency or liability asserted against it or question raised with respect thereto, and it is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(i)
The Acquiring Fund has met the requirements of subchapter M of the Code for qualification and treatment as a “regulated investment company” within the meaning of Sections 851 et seq. of the Code in respect of each taxable year since the commencement of operations, and expects to meet such requirements for its taxable year that includes the Closing Date.  The Acquiring Fund has not at any time since its inception been liable for nor is it now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code.  There is no other tax liability (foreign, state, local) except as accrued on the Acquiring Fund’s books.  The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(j)
The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the board of trustees of the Trust may authorize from time to time.  The outstanding shares of beneficial interest in the Acquiring Fund as of the Closing Date will be divided into Class A shares, Class B shares, Class C shares, Class F shares and Class U shares, the Class A shares, Class B shares, Class C shares and Class F shares having the characteristics described in the Acquiring Fund Prospectus.  All issued and outstanding shares of the Acquiring Fund, including the Acquiring Fund Shares issued hereunder, are, and at the Closing Date will be, validly issued, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws.  No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of the Acquiring Fund are outstanding.

(k)
The Acquiring Fund’s investment operations since February 1, 2007 to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the prospectus and statement of additional information of the Acquiring Fund, as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

(l)
The execution, delivery and performance of this Agreement have been duly authorized by the board of trustees of the Trust and by all other necessary action on the part of the Trust and the Acquiring Fund and constitute the valid and binding obligation of the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(m)
The information relating to the Trust and the Acquiring Fund furnished by the Trust and the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities laws and regulations thereunder applicable thereto.

(n)
As of the effective date of the Registration Statement, the date of the meeting of shareholders of the Acquired Fund and the Closing Date, the Prospectus/Proxy Statement, including the documents contained or incorporated therein by reference, insofar as it relates to the Trust and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(o)
The books and records of the Acquiring Fund made available to the Acquired Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(p)
No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and/or state securities or Blue Sky laws.

5.	COVENANTS OF THE PARTIES.

5.1.
The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include purchases and sales of portfolio securities, sales and redemptions of fund shares, and regular and customary periodic dividends and distributions.

5.2.
The Trust will call a meeting of the Acquired Fund shareholders to be held prior to the Closing Date to consider and act upon this Agreement and the transactions contemplated herein, including the liquidation of the Acquired Fund, and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3.
In connection with the Acquired Fund shareholders’ meeting referred to in Section 5.2, the Trust will prepare the Registration Statement and Prospectus/Proxy Statement for such meeting, which the Trust will file for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act.

5.4.
Each of the Trust, the Acquired Fund and the Acquiring Fund will cooperate with the others, and each will furnish to the others the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus/Proxy Statement. Without limiting the foregoing, the Trust and the Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund Shares.

5.5.
Subject to the provisions of this Agreement, the Trust, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things, reasonably necessary, proper or advisable to cause the conditions to the other parties’ obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.6.
As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s President and Treasurer.

5.7.
The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or Blue Sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.8.
The Trust and the Acquired Fund agree that the liquidation and termination of the Acquired Fund will be effected in the manner provided in the Trust’s declaration of trust and code of regulations in accordance with applicable law and that on and after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

        The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1.
The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed on its behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on the parts to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

6.2.
The Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, with values determined as provided in Section 2 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Date, and a certificate of the Trust’s President (or any Vice President) and Treasurer, dated the Closing Date, to the effect that as of the Valuation Date and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since July 31, 2011 (other than changes caused by changes in market conditions generally and those occurring in the ordinary course of business).

6.3.
The assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund may not properly acquire, including by reason of limitations contained in the 1940 Act or the  Trust’s declaration of trust or of investment restrictions disclosed in the Acquiring Fund Prospectus in effect on the Closing Date.

6.4.
All proceedings taken by the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquiring Fund.

6.5.
The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed on its behalf by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such adjusted tax basis as the Acquiring Fund may reasonably request.

6.6.
Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid), and all of its net capital gain realized, in each case for or in its taxable year ended July 31, 2011 and the short taxable year beginning on August 1, 2011 and ending on the Closing Date.

6.7.	The Acquired Fund’s custodian shall have delivered to the Acquiring Fund all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.
6.8.
The Acquiring Fund or its designated agent shall have (i) a record specifying the number of Acquired Fund Shares outstanding as of the Valuation Date and (ii) a record specifying the name and address of each holder of record of any Acquired Fund Shares and the number of Acquired Fund Shares held of record by each such shareholder as of the Valuation Date.

6.9.
The Acquiring Fund shall have received a favorable opinion of counsel to the Acquired Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquiring Fund, substantially to the following effect:

(a)
The Trust is duly organized and validly existing as an unincorporated voluntary association under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with applicable law and the applicable provisions of the 1940 Act and the declaration of trust and code of regulations of the Trust.

(b)
This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquired Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquired Fund enforceable against the Trust and the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)
The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have taken all legal action necessary to have duly transferred such assets to the Acquiring Fund.

(d)
The execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, did not, and the performance by the Trust and the Acquired Fund of their obligations hereunder will not, violate the Trust’s declaration of trust or code of regulations.

(e)
Without having made any investigation, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required of the Trust or the Acquired Fund for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(f)	The Trust is registered with the Commission as an investment company under the 1940 Act.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

          The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1.
The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed on its behalf by the Trust’s President or any Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions to be performed or satisfied by it under this Agreement at or prior to the Closing Date.

7.2.
The Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Obligations of the Acquired Fund existing at the Valuation Date in accordance with Section 1 hereof in connection with the transactions contemplated by this Agreement.

7.3.
All proceedings taken by the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Acquired Fund.

7.4.
The Acquired Fund shall have received a favorable opinion of counsel to the Acquiring Fund for the transactions contemplated hereby, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of counsel appropriate to render the opinions expressed therein, and in a form satisfactory to the Acquired Fund, substantially to the following effect:

(a)
The Trust is duly organized and validly existing as an unincorporated voluntary association under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with applicable law and the applicable provisions of the 1940 Act and the declaration of trust and code of regulations of the Trust.

(b)
This Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and assuming the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Trust and the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.

(c)
The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have taken all legal action necessary to have duly assumed such liabilities.

(d)
Assuming that a consideration thereof not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued, fully paid and nonassessable by the Trust.

(e)
The execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the performance by the Trust and the Acquiring Fund of their obligations hereunder will not, violate the Trust’s declaration of trust or code of regulations.

(f)
Without having made any investigation, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required of the Trust or the Acquiring Fund for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained.

(g)	The Trust is registered with the Commission as an investment company under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES.

               The respective obligations of the Acquiring Fund and the Acquired Fund hereunder are subject to the further conditions that on or before the Closing Date:

8.1.
This Agreement shall have been approved by the shareholders of the Acquired Fund in the manner required by the Trust’s declaration of trust, code of regulations and applicable law, and the parties shall have received reasonable evidence of such approval.

8.2.
On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3.
All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4.
The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5.
The Acquired Fund and the Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, although the matter is not free from doubt, generally for federal income tax purposes:

(a)
The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Fund Shares, followed by the distribution by the Acquired Fund of such

Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation, all as provided in Section 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)
No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Obligations of the Acquired Fund or (ii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in Section 1 hereof.

(c)
No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Fund Shares as contemplated in Section 1 hereof.

(d)	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer.
(e)	The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.
(f)	No gain or loss will be recognized by Acquired Fund shareholders upon the exchange of all of their Acquired Fund Shares for the Acquiring Fund Shares.
(g)	The aggregate tax basis of the Acquiring Fund Shares to be received by each shareholder of the Acquired Fund will be the same as the aggregate tax basis of Acquired Fund Shares exchanged therefor.
(h)
An Acquired Fund shareholder’s holding period for the Acquiring Fund Shares to be received by such shareholder will include the shareholder's holding period for the Acquired Fund Shares exchanged therefor, provided that the shareholder held those Acquired Fund Shares as capital assets on the date of the exchange.

(i)
The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

The opinion will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  The opinion will note and distinguish certain published precedent.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.6.
At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for Section 8.1) may be waived by the board of trustees of the Trust, if, in the judgment of the board of trustees of the Trust, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the Acquiring Fund.

9.	BROKERAGE FEES AND EXPENSES.

9.1.
Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

9.2.
HighMark Capital agrees that none of the costs and expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated, will be borne by the Trust, the Acquired Fund or the Acquiring Fund and that such costs and expenses will be borne by HighMark Capital.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.
Each of the Trust, the Acquired Fund and the Acquiring Fund agrees that it has not made any representation, warranty or covenant not set forth herein with respect to the Reorganization and that this Agreement constitutes the entire agreement between the parties with respect to the Reorganization.

10.2.
No representation, warranty or covenant contained in this Agreement or in any document, certificate or other instrument required to be delivered under this Agreement shall survive the Closing or termination of this Agreement (except as provided in Section 11.3 hereof), and no party shall, therefore, have any recourse therefore against any other party in connection therewith; provided that this Section 10.2 shall not limit any covenant contained herein that by its terms contemplates performance after Closing nor shall it limit any covenants contained in Section 9.2.

11.	TERMINATION

11.1.	This Agreement may be terminated by the mutual agreement of the Acquired Fund and the Acquiring Fund prior to the Closing Date.
11.2.	In addition, either of the Acquired Fund or the Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)	Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;
(b)	A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;
(c)
Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.2(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied; or

(d)
The board of trustees of the Trust has resolved to terminate this Agreement after determining in good faith that circumstances have developed that would make proceeding with the Reorganization not in the best interests of the Acquired Fund’s shareholders or the Acquiring Fund’s shareholders.

11.3.
In the event of the termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Section 11, this Agreement shall become void and have no effect except that Sections 9.2, 10, 11.3, 13, 14 and 15 shall survive any termination of this Agreement.

12.	TRANSFER TAXES.

        Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

13.	AMENDMENTS.

            This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the authorized officers of the Trust (and, for purposes of amendments to Sections 9.2 and 10.2, HighMark Capital).

14.	NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid certified mail, facsimile or overnight courier addressed to HighMark Capital, the Trust, the Acquired Fund or the Acquiring Fund at 350 California Street, San Francisco, CA 94104, facsimile number 1-213-236-6865.

15.	MISCELLANEOUS.

15.1.	The article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
15.3.
This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

15.4.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.
All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.6.
The names “HighMark Funds” and “Trustees of HighMark Funds” refers respectively to the Trust created and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 10, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the Trust entered into in the name or on behalf thereof by any of the Trustees, or its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, a Vice President or Treasurer.

HIGHMARK FUNDS
On behalf of HighMark Value Momentum Fund

By: __________________________________

Name: Pamela O’Donnell
Title: Vice President and Treasurer

HIGHMARK FUNDS
On behalf of HighMark Large Cap Value Fund

By: __________________________________

Name: Pamela O’Donnell
Title: Vice President and Treasurer

For purposes of Sections 9.2 and 10.2 only:

HIGHMARK CAPITAL MANAGEMENT, INC.

By: __________________________________

Name: Earle A. Malm II
Title: President and Chief Executive Officer

APPENDIX B – INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS:

HIGHMARK VALUE MOMENTUM FUND

This Appendix B contains information regarding HighMark Value Momentum Fund (the “Fund”). Part I contains a summary of the investment objective and principal investment strategies of the Fund and Part II contains a more detailed summary of the principal risks relating to an investment in the Fund.  See “Instruments, Investment Techniques and Risks” in “Appendix C – Information Applicable to the Acquiring Fund” to this Prospectus/Proxy Statement for a description of the types of securities and investment techniques the Fund may use.

I. Summary of Investment Objective and Principal Investment Strategies

Investment Objective: To seek long-term capital growth; current income is a secondary objective.

Principal Investment Strategies: The Fund, under normal market conditions, invests in stocks and other securities that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund’s portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security’s historical valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with medium to large market capitalizations, although the Fund may invest in companies of any size, and a majority of them will pay dividends. The Fund considers a company to be a large capitalization company if the company’s capitalization is within the range of the market capitalization of the companies in the S&P 500 Index and/or the Russell 1000 Value Index. As of September 30, 2011, the market capitalization for companies included in the S&P 500 Index and the Russell 1000 Value Index ranged from approximately $721.1 million to $353.4 billion and from approximately $470.3 million to $353.1 billion, respectively. The Fund considers a company to be a medium capitalization company if the company’s capitalization is within the range of the market capitalization of the companies in the Russell MidCap Index. As of September 30, 2011, the market capitalization for companies included in the Russell MidCap Index ranged from approximately $470.3 million to $16.7 billion. The Fund makes market capitalization determinations with respect to a security at the time of purchase of such security.

The Fund may invest up to 20% of the Fund’s assets in foreign securities (which may include up to 5% of the Fund’s assets in emerging market securities), including American Depositary Receipts. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund’s assets in very short-term debt obligations. In these and other cases, the Fund may not achieve its total return and income objectives.

II. Summary Description of Principal Risks

The Fund may not achieve its investment objective, and it is not intended to be a complete investment program. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. You may lose money by investing in the Fund.

Market Risk: The possibility that the Fund’s security holdings will decline in value because of a general decline in the market. Securities markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of the Fund’s security holdings will tend to increase or decrease in response to these movements.

Foreign Investment Risk: Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of the Fund’s investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Medium-Sized Companies Risk: Investing in medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many medium-sized companies have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, medium-sized companies may not be well-known to the investing public, may not have substantial institutional ownership, and may have only cyclical, static or moderate growth prospects. The performance of the Fund may be more volatile than that of a fund that invests primarily in larger companies.

Other Risks

In addition to the principal investment strategies described above, the Fund may at times use strategies and techniques that involve certain special risks.  Please see “Appendix D – Information Applicable to the Acquiring Fund” to this Prospectus/Proxy Statement for additional strategies and techniques the Fund may use.  Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund.  Certain types of investments are more susceptible to these risks than others. This Prospectus/Proxy Statement does not attempt to disclose all of the various investment techniques and types of securities that HighMark Capital might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser. Please see the Class A, Class B, Class C and Fiduciary shares Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented from through the date of this Prospectus/Proxy Statement, incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Counterparty Risk: The risk that the counterparty to a repurchase agreement or reverse repurchase agreement may not fulfill its obligation under the repurchase agreement or reverse repurchase agreement. A fund’s income and the value of the fund’s investments could decline as a result.

Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security’s credit rating, the higher its credit risk. If a security’s credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

Derivatives Risk: The risks associated with instruments whose value is derived from an underlying contract, index or security, or any combination thereof. Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. Losses on derivatives may significantly exceed a fund’s original investment. Many derivatives create investment leverage and may be highly volatile. Derivatives also expose a fund to the risk that the counterparty will not fulfill its contractual obligations.

Emerging Market Risk: A fund’s investments in emerging markets will cause it to face higher political, foreign investment and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also Foreign Investment Risk above.

Exchange-Traded Funds Risk: ETFs charge their own fees and expenses; thus, shareholders of funds that invest in ETFs will bear extra costs, such as duplicative management fees, brokerage commissions and related charges when funds invest in ETFs. In addition, there may from time to time be a significant discrepancy between the NAV of an ETF and the price at which the ETF trades on an exchange.

Government-Sponsored Entities Risk: The securities in which a fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing entity.

Hedging Risk: When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund’s risk, it may not always perfectly offset one position with another. As a result, there is no assurance that a fund’s hedging transactions will be effective.

High-Yield Bond Risk: High-yield bonds generally offer higher yields than investment-grade bonds, but also can experience greater risk. They are more vulnerable to default than investment-grade bonds and are more susceptible to adverse business, financial and economic conditions that impair a borrower’s ability to make scheduled interest and principal payments. The market prices of these bonds tend to fluctuate more in times of economic uncertainty than is the case for investment-grade bonds.

Index Options and Index Futures Risk: Losses associated with index futures contracts and index options in which a fund may invest sometimes can be substantial. This partly is because a relatively small price movement in an index option or an index futures contract could result in an immediate and substantial loss or gain for a fund. Also, there is a possibility that active trading may decline or cease altogether in the secondary market for a futures contract or an option held by a fund. A fund consequently might be unable to close out a position prior to its maturity date, which could limit its ability to avoid further loss on the position. Finally, a fund’s options and futures strategies expose it to the correlation risks discussed above.

Interest Rate Risk: The possibility that the value of a fund’s investments will decline due to an increase in interest rates or that a fund’s yield will decrease due to a decline in interest rates. Generally, the longer the average maturity or duration of the fund’s investments, the greater its interest rate risk.

Investment Style Risk: The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk: The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

Liquidity Risk: The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

Management Risk: The risk that a strategy used by a fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Microcap Company Risk: The risk involved in investing in companies with micro capitalizations. The risk associated with investing in microcap companies involves greater risk than investing in small, medium or large capitalization companies because the stocks of microcap companies tend to have greater price volatility and less liquidity than the stocks of larger companies. In addition, microcap companies tend to have smaller financial resources, less information available, more limited business lines and more geographic area concentration.

New Public Company Risk: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

Political Risk: The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Prepayment/Call Risk: The risk that an issuer will repay a security’s principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will “call”—or repay—a high-yielding bond before the bond’s maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio’s income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security’s yield as well as its market price more volatile. Generally speaking, the longer a security’s maturity, the greater the prepayment and call risk it poses.

Regulatory Risk: The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on “due on sale” clauses, and state usury laws.

Small and Medium-Sized Company Risk: Investing in small- and medium-sized companies is generally more risky than investing in large companies, for a variety of reasons. Many small- and medium-sized companies have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small- and medium-sized companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small- and medium-sized companies may not be well-known to the investing public, may not have substantial institutional ownership, and may have only cyclical, static or moderate growth prospects. Companies that offer niche products or services may be especially vulnerable to declines in market demand for those products or services. The performance of a fund that concentrates on small- or medium-sized companies may be more volatile than that of a fund that invests primarily in larger companies.

Zero Coupon Risk: The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

APPENDIX C – COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

HIGHMARK LARGE CAP VALUE FUND INTO HIGHMARK VALUE MOMENTUM FUND

The following highlights the differences in each Fund’s fundamental investment restrictions.  For purposes of this discussion, a “fundamental” investment restriction is one that may not be changed without a shareholder vote.

HighMark Large Cap Value Fund	HighMark Value Momentum Fund
Diversification
The Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The Fund may purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if,  immediately after the purchase, more than 5% of the value of such Fund’s total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer’s outstanding voting securities (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations).

Concentration
The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Fund will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

The Fund may not purchase any securities that would cause more than 25% of such Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured  by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

HighMark Large Cap Value Fund	HighMark Value Momentum Found
Borrowing
The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.
The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
The Fund may pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Senior Securities
The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Real Estate
The Fund may purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or  regulations.

The Fund may purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Commodities
The Fund may purchase or sell commodities, commodities contracts or futures contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or  regulations.

The Fund may purchase or sell commodities, commodities contracts or futures contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Underwriting
The Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Fund may underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations  may be amended from time to time.

Lending
The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

The Fund may not make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.  Otherwise, the Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Investing in other Investment Companies
The Fund may not purchase securities of other investment companies, except as permitted by the 1940 Act.	The Fund does not have any fundamental restrictions related to the purchase of the securities of other investment companies.

In addition to the fundamental investment restrictions discussed above, HighMark Large Cap Value Fund and HighMark Value Momentum Fund have the following non-fundamental policies.  Each Fund may not:

1.
Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts. However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

2.
Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

3.
Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4.
Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

5.
Invest more than 15% of its total assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”).  Pursuant to this policy, the Fund may purchase Rules 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

6.	Invest in restricted securities except in accordance with the illiquid securities policy described above.

Under normal circumstances, the HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.  This non-fundamental investment policy will not be changed without 60 days’ advance notice to shareholders.

APPENDIX D – INFORMATION APPLICABLE TO THE ACQUIRING FUND

SHAREOWNER GUIDE - HOW TO INVEST IN THE HIGHMARK FUNDS

Choosing a Share Class

HighMark Funds offers different classes of Fund shares, each of which has different expenses and other characteristics. If the Reorganizations occur, Class A, B, C and Fiduciary shareholders of the Acquired Fund would receive corresponding Class A, B, C and Fiduciary shares of the Acquiring Fund. The following are some of the main differences between HighMark Funds’ Class A, B, C and Fiduciary shares. In this Appendix D, the “Funds” refers to the HighMark Funds, including the Acquiring Fund.

Class A Shares

●	Front-end sales charges, as described below.

●	Distribution and service (12b-1) fees of 0.25%.

●	Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

●	Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

●	Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

Class B Shares

●	No front-end sales charge.

●	Distribution and service (12b-1) fees of 0.75%.

●	A deferred sales charge, as described below.

●	Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

Class B Shares are closed to purchases and are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive 12b-1 fees paid on Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

Class C Shares

●	No front-end sales charge.

●	Distribution and service (12b-1) fees of 1.00%.

●	A deferred sales charge, as described below.

●	No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

Fiduciary Shares

●	No sales charge.

●	No Distribution (12b-1) fees.

●	Available only to the following investors and accounts that meet the initial and additional purchase minimums if required:

1.	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;
2.
Investors purchasing Fiduciary Shares through financial intermediaries that have entered into an agreement with HighMark Capital Management, Inc., HighMark Funds or HighMark Funds’ distributor to offer Fiduciary Shares;

3.	Investors purchasing Fiduciary Shares through registered investment advisers that are registered with a federal or state governmental authority;
4.	Any entity that is considered a corporation for tax purposes; banks; bank trusts; trust accounts; partnerships; endowments; and foundations;
5.	Qualified plans (including tax-deferred retirement plans and profit sharing plans);
6.
Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ transfer agent;

7.	Investors who currently own Fiduciary Shares purchased prior to November 1, 2010; and
8.	Persons, entities and accounts that are otherwise permitted to invest in Fiduciary Shares by HighMark Capital Management, Inc. in its sole discretion.

At the time of purchase, an investor must notify HighMark Funds that such investor qualifies to purchase Fiduciary Shares under one of the categories listed above.

For the actual past expenses of each share class, see the Acquiring Fund information earlier in this Prospectus/Proxy Statement.

Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than Class A shareholders who hold their Shares for a similar period.

For purchases of $1 million or greater, the sales charge for Class A Shares is waived. As a result, if you are making an initial investment of $1 million or more, the lower operating expenses of Class A Shares may make them a better choice for you than Class C Shares.

The Fund also offers Class U Shares, which have their own expense structure. Class U Shares are only available to the Union Bank, N.A. 401(k) plan and certain other benefit plans approved by HighMark Funds. Call HighMark Funds at 1-800-433-6884 for more details.

How Sales Charges Are Calculated

Class A Shares: Front-End Sales Charge

Your Investment	As a Percentage of Offering Price*	As a Percentage of Your Investment
$0 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1,000,000 and Over	0.00%**	0.00%
_____
*  The term “offering price” includes the front-end sales charge.
** lf you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of

1.00%, based on the current market value of the Shares. Multiple purchases are handled on a “first in, first out” basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

Class B and Class C Shares: Contingent Deferred Sales Charge (“CDSC”)

Class B and Class C Shares are available at their net asset value (“NAV”) per share, without any initial sales charge. Class B Shares are only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a CDSC. As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

The CDSCs are as follows:

Class B Shares
If sold within	CDSC on Shares Being Sold
1st year	5.00%
2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th and 8th year	0%

Class C Shares
If Sold Within	CDSC on Shares Being Sold
1st year	1.00%
After 1st year	0%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.
In connection with payments a third party financing entity may have paid to your broker or financial institution at the time of purchase, HighMark Capital Management, Inc. may receive any CDSC imposed when you sell your Class B Shares as a result of contractual arrangements between HighMark Capital Management, Inc., HighMark Funds and such third party financing entity.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

Repurchase of Class A Shares

You may purchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing Shares.

Sales Charge Reductions and Waivers

Reducing your Class A sales charges. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

●
Right Of Accumulation Privilege: You may combine the value of Class A Shares you are presently buying with the current value of any Class A, Class B or Class C Shares you bought previously for: (1) your account; (2) your spouse’s account; (3) a joint account with your spouse; or (4) your minor children’s trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own. You must provide your account number and the account number(s) of your spouse and your minor children, and the ages of such children, as applicable.

●
Letter Of Intent: If you plan to invest in Class A Shares of a Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of $1,000 and inform us in writing at your initial purchase. Be sure to notify us again when you make additional investments in another Fund.

Reductions For Qualified Group(s). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

Contact your financial representative or HighMark Funds (1-800-433-6884) to find out how to qualify, or consult the Class A, Class B, Class C and Fiduciary Shares Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented through the date of this Prospectus/Proxy Statement, relating to the HighMark Value Momentum Fund (the “Acquiring Fund SAI”), which is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Class A Front-End Sales Charge Waivers: The front-end sales charge will be waived on Class A Shares bought:

(1)	Through reinvestment of dividend and capital gain distributions.

(2)
By investment companies advised by HighMark Capital Management, Inc., Union Bank, N.A., or their affiliates; or distributed by HighMark Funds’ distributor or its affiliates placing orders on each entity’s behalf.

(3)	By state and local governments.

(4)
By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank, N.A., into an individual retirement account (“IRA”) administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5)	By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an IRA administered by Union Bank, N.A.

(6)	By individuals investing proceeds received in connection with a distribution paid from a Union Bank, N.A. trust or agency account.

(7)
By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8)
By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the HighMark Funds’ distributor and are purchasing Class A Shares for their own account.

(9)	By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10)
By current or retired trustees (as well as their spouses, children, parents and grandchildren) of HighMark Funds; by directors, officers and employees (as well as their spouses, children, parents and grandchildren) of Union Bank, N.A., of the HighMark Funds’ distributor or its affiliated companies, of Boston Financial Data Services or of sub-advisers to the HighMark Funds.

(11)
By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which HighMark Funds is a party.  Subsequent purchases of Class A Shares by such investors will be subject to the appropriate sales charge.

(12)	Through exchange of Class M Shares of HighMark Funds.

(13)	By clients of financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such clients.

(14)
By participants in retirement plans, college savings plans or other plans for which the plan record-keeping is performed by financial intermediaries who would have otherwise been entitled to receive a front-end sales charge but who elect not to receive such front-end sales charge with respect to such plans.

(15)	By investors approved by HighMark Capital Management, Inc. to provide capital to a Fund.

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the HighMark Funds. These waivers and special arrangements may be amended or terminated at any time by any particular Fund.

If you think you may be eligible for a sales charge waiver, contact your financial representative or HighMark Funds (1-800-433-6884) or consult the Acquiring Fund SAI.

For categories 2 through 10, and 13 through 14 above, you must notify HighMark Funds at the time you buy the Shares that your purchase qualifies for a sales charge waiver.

CDSC waivers: You may qualify for a CDSC waiver if:

●
you are selling Shares as part of a systematic withdrawal plan (“SWP”), provided that no more than 10% of the total market value of an account (calculated at the time the SWP is established) may be withdrawn over any 12 month period.

●	you are taking certain distributions from a retirement plan.

●	the shareholder has died or become disabled.

You must notify us that you are eligible for a waiver under these circumstances at the time you wish to sell Shares.

If you think you may be eligible for a CDSC waiver, contact your financial representative or HighMark Funds (1-800-433-6884) or consult the Acquiring Fund SAI.

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds’ Web site at www.highmarkfunds.com through the Funds’ prospectuses and statement of additional information, which are available for download or by request by selecting “Individual Investor,” and clicking on “Literature.”

Fees for Distribution of Shares

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

Share Class	Percentage of Average Daily Net Assets
Class A	0.25%
Class B	0.75%
Class C	1.00%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information about the receipt by HighMark Capital Management, Inc. of 12b-1 fees paid on Class B and Class C Shares, please see “Choosing a Share Class” earlier in this section.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or “reallowed” to the broker, dealer, financial adviser or other financial intermediaries, including UnionBanc Investment Services LLC and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, “financial firms” means brokers, dealers, financial advisers and other financial intermediaries.

A Fund may make payments under HighMark Funds’ shareholder services plans relating to the Class A, Class B  and Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily NAV of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the Acquiring Fund SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this Prospectus/Proxy Statement.

Revenue Sharing Payments. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of Share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer Shares of the Asset Allocation Portfolios over other investment alternatives.

Marketing Support Payments. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell series of HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

Payments for Distribution and Shareholder Services. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm’s examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm’s list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with “shelf space” and/or a higher profile for a financial firm’s financial consultants and their customers and/or placing the Funds on the financial firm’s preferred or recommended list; (4)

marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm’s platform; and (7) payments for the sale of Shares and/or the maintenance of Share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm’s salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm’s HighMark Funds sales and total assets, and the financial firm’s willingness to give HighMark Capital Management, Inc. or the Funds’ distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a “select” or “preferred” list. HighMark Capital Management, Inc’s. goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

For the calendar year 2010, the financial firms that received these additional payments, which totaled approximately $4.6 million, from HighMark Capital Management, Inc. include (but are not necessarily limited to) the following:

Abacus Investment Inc	Asset International, Inc.
American Beacon Partners, Inc	AXA Advisors, LLC
American Investors Co.	B C Ziegler
American Portfolio Financial Services	B C Ziegler Distributors
Amerprise Advisor Services Inc.	Bedminster Financial Group Ltd
Ameriprise Financial Services, Inc.	Benefit Plans Administrative Svcs
Ameritrade Inc.	Brokersxpress LLC
Archer Investment Management	Cambridge Investment Research
Ascensus, Inc.	Capital Financial Services
Capital Guardian LLC	National Retirement Partners, Inc.
Carl M Henning	National Securities Corporation
Centaurus Financial, Inc.	Nationwide Planning Assoc., Inc.
Charles Schwab	New England Securities
Commonwealth Financial Network	Next Financial Group, Inc.
CPI Qualified Plan Consultant	NPB Financial Group LLC
Crowell, Weeden & Co	OFG Financial Services Inc
Crown Capital Securities, LP	Oppenheimer & Co. Inc.
Cuna Brokerage Svcs Inc	Pacific West Sec Inc.
Cuso Financial Services LP	Packerland Brokerage Services
D A Davidson	Pen Cal Administrators, Inc.
Dalton Strategic Inv Services Inc	Penson Financial Services
Edward Jones	Pershing LLC
Ensemble Financial Services, Inc	Prime Vest Financial Services
Express Securities Inc	Proequities Inc.
Financial Advisors of America LLC	Prudential Investment Mgmt Srvcs
Financial Network	Prudential Insurance Co of America
Financial Network Investment Corp	QA3 Financial Corp.
Fintegra LLC	Questar Capital Corporation
First Allied Securities, Inc.	Raymond James & Associates, Inc.
First Clearing LLC	Raymond James Financial Services
First Southwest Company	RBC Capital Markets Corporation
Foothill Securities, Inc.	RBC Wealth Management
Fortune Financial Services, Inc.	Retirement Plan Advisory Group
Geneos Wealth Management, Inc.	Ridge Clearing & Outsourcing
Genworth Financial Securities Corp	Robert W. Baird & Co.
Girard Securities, Inc.	Royal Alliance Associates

GunnAllen Financial	Sagepoint Financial Inc
H. Beck, Inc.	Securian Financial Services Inc
Harvest Capital LLC	Securities America
HighMark Funds Distributors, Inc.	Securities Services Network, Inc.
Huckin Financial Group Inc	Sigma Financial Corporation
Invest Financial Corporation	SII Investments Inc.
Investacorp, Inc.	Silver Oaks Securities Inc.
Investment Centers of America, Inc	Southwest Securities
Investors Capital Corp.	Sterne Agee & Leach
Investors Security Co., Inc.	Stifel, Nicolaus & Co., Inc.
J. W. Cole Financial, Inc.	TD Ameritrade Trust Company
Janney Montgomery Scott, LLC	The O.N. Equity Sales Company
LaSalle Street Securities LLC	Thrivent Financial
Legend Equities Corporation	UBS Financial Services, Inc.
Legent Clearing Corp.	UnionBanc Investment Services LLC
Liberty Partners Fincl Services LLC	United Planners Financial
Lincoln Financial Advisors Corp	US Bancorp Investment
Lincoln Financial Group	Uvest Financial Services
Lincoln Financial Securities	Vanguard Group
LPL	Vanguard Marketing Corporation
M & I Financial Advisors Inc	VSR Financial Services
Matrix Settlement & Clearance Svcs	Wachovia Securities LLC
Merrill Lynch	Wedbush Morgan Securities
MG Trust Co LLC	Wells Fargo Advisors, LLC
Mid Atlantic Capital	Wells Fargo Bank
Morgan Keegan & Co.	Wells Fargo Investments LLC
Morgan Stanley Smith Barney	Western International Securities
MS & Co. Inc.	WFG Investments
National Financial Services, Corp.	WRP Investments, Inc.
National Planning Corp.

HighMark Capital Management, Inc. may have established relationships with other financial firms since the end of 2010 in which these additional payments are made. Speak with your financial adviser to learn whether his or her firm has such a relationship.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and HighMark Funds’ distributor, HighMark Capital Management, Inc. makes payments to the distributor for distribution services related to the Funds.

If investment advisers, administrators, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular Share class over other Share classes. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, other series of HighMark Funds, HighMark Capital Management, Inc. and sponsors of other mutual funds he or she may recommend to you. You should also consider disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund’s sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund’s portfolio transactions.

Opening an Account

1.	Read this Prospectus/Proxy Statement carefully.

2.	Determine how much money you want to invest. The minimum investments for Class A, Class C or Fiduciary Shares of the HighMark Funds are as follows:

●	Initial Purchase – Class A or Class C Shares:
$1,000 for each Fund

$250 for each Fund for current and retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., the HighMark Funds’ distributor and its affiliates, and Boston Financial Data Services
$100 for each Fund for Automatic Investment Plan

●	Initial Purchase – Fiduciary Shares:
$100,000 for each Fund
$100 for each Fund for Automatic Investment Plan

●	Additional Purchases – Class A, Class C or Fiduciary Shares:

$100 for each Fund

$100 monthly minimum per HighMark Fund for Automatic Investment Plan

We may waive these initial and additional investment minimums for purchases of Class A or Class C Shares made in connection with IRAs, Keoghs, payroll deduction plans or 401 (k) or similar plans, or for accounts held through a financial intermediary that has an agreement with HighMark Capital Management, Inc. or the HighMark Funds’ distributor to waive these minimums. Financial intermediaries may aggregate accounts to meet the investment minimums for Class A or Class C Shares.

HighMark Funds may waive these initial and additional investment minimums for purchases of Fiduciary Shares made by:

●	Investors purchasing Fiduciary Shares through financial intermediaries that charge such investors an ongoing fee for advisory, investment, consulting or similar services;

●	Investors purchasing Fiduciary Shares through financial intermediaries that maintain omnibus accounts with the Funds and the investor notifies HighMark Funds of such accounts;

●	Qualified plans (including tax-deferred retirement plans and profit sharing plans);

●	Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank, N.A., or its affiliates;

●
Union Bank, N.A., and its affiliates, for their own accounts; HighMark Capital Management, Inc. employees (and their spouses and children under the age of 21); and current and retired trustees of HighMark Funds (and their spouses and children under the age of 21), provided that they purchase the Shares directly from HighMark Funds’ transfer agent; or

●	Persons, entities and accounts for which HighMark Capital Management, Inc. otherwise waives these initial and additional investment minimums.

If you think you may be eligible for a waiver on Fiduciary Shares, contact your financial representative or HighMark Funds (1-800-433-6884) or consult the Acquiring Fund SAI. You must notify HighMark Funds at the time you buy the Fiduciary Shares that your purchase qualifies for a waiver. Also, upon notice to HighMark Funds, financial intermediaries may aggregate accounts to meet the minimum investment amount for Fiduciary Shares.

Subsequent to the initial purchase of Fiduciary Shares, if an investor no longer qualifies under one of the categories listed above or if the investor’s account falls below the investment minimum, HighMark Capital

Management, Inc. reserves the right in its sole discretion to prohibit such investor from making future investments in Fiduciary Shares until such time that the investor again qualifies for Fiduciary Shares and the investor’s account equals or exceeds the investment minimums.

3.
Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4.	You and your financial representative can initiate any purchase, exchange or sale of Shares.

5.
Customer Identification and Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you, which information may include your social security number or taxpayer identification number. This information will be verified to ensure the identity of all persons opening an account. For beneficial holders of Shares that are held through omnibus accounts, HighMark Funds may rely upon the omnibus account sponsors to collect such information.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day’s price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In either case, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

HighMark Funds and HighMark Capital Management, Inc. reserve the right, in their sole discretion, to reject any purchase order for any reason.

BUYING SHARES

By Check
Opening an account

●	Make out a check for the investment amount, payable to “HighMark Funds.”

●	Deliver the check and your completed application to your financial representative, or mail them to our transfer agent (see address below).

Adding to an account

●	Make out a check for the investment amount, payable to “HighMark Funds.”

●	Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

●	Deliver the check and your note to your financial representative, or mail them to our transfer agent.

Transfer agent address:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

For requests sent by regular mail, there may be a delay between the time the request reaches the P.O. Box and the time of the Fund’s receipt of the request, which may affect the NAV at which the request is processed.

All purchases made by check should be in U.S. dollars.

Third party checks, credit card checks, traveler’s checks, starter checks, money orders or cash will not be accepted.

By Exchange
Opening an account

●	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

Adding to an account

●	Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

By Wire
Opening an account

●	Deliver your completed application to your financial representative, or mail it to our transfer agent (address above).

●	Obtain your Fund account number by calling your financial representative or our transfer agent.

●	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
ABA# 011000028
DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Adding to an account

●	Call our transfer agent before wiring any funds.

●	Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
ABA# 011000028
DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

Through Financial Institutions

Opening an account

●	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Adding to an account

●	Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see “Investor Services.”

SELLING SHARES

By Letter

Designed for

●	Accounts of any type.

●	Sales of any amount.

To sell some or all of your Shares

●	Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

●	Include all signatures and any guarantees that may be required (see “Selling Shares in Writing”).

●	Mail the materials to our transfer agent.

Transfer agent address:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

For requests sent by regular mail, there may be a delay between he time the request reaches the P.O. Box and the time of the Fund’s receipt of the request, which may affect the NAV at which the request is processed.

●	We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

●
If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

By Phone – Class A, Class B and Class C Shares only

Designed for

●	Accounts of any type.

●	Sales of any amount.

To sell some or all of your Shares

●	To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

By Wire or Electronic Funds Transfer (EFT) – Class A, Class B and Class C Shares only

Designed for

●	Requests by letter to sell at least $500 (accounts of any type).

●	Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

To sell some or all of your Shares

●	We will wire amounts of $500 or more on the next business day after we receive your request.

●	Shares cannot be redeemed by wire on federal holidays restricting wire transfers.

By Exchange

Designed for

●	Accounts of any type.

●	Sales of any amount.

To sell some or all of your Shares

●	Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

●	Call HighMark Funds or your financial representative to request an exchange.

Through Financial Institutions

Designed for

●	Accounts set up through financial institutions.

To sell some or all of your Shares

●	Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see “Investor Services.”

Selling Shares In Writing. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

●	you are selling more than $50,000 worth of Shares.

●
you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

●	you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

Receiving Your Money. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order in good order. If, however, you recently purchased Shares in a Fund by check or through the Automatic Investment Plan, you may not receive your redemption proceeds from such Fund until after the check or debit clears, which may take up to 15 days following purchase. While the Fund will delay the processing of your redemption payment until after the check or debit clears, the Shares will be valued at the next determined NAV after receipt of your redemption order in good order.

Redemption in Kind. The Funds reserve the right to make payment on redemptions in securities rather than cash. If a Fund makes payment on redemptions in securities, you may incur brokerage costs when selling those securities.

Involuntary Sales of Your Shares. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at NAV (less any contingent deferred sales charge, if applicable) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

How to Exchange Your Shares. You may exchange Class A, Class B, Class C or Fiduciary Shares of one HighMark Fund for those of another HighMark Fund (the “new HighMark Fund”), provided that you:

●	Are qualified to invest in the new HighMark Fund.

●	Satisfy the initial and additional investment minimums for the new HighMark Fund.

●	Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

●	Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying Shares in the new HighMark Fund is based on the relative NAVs of the Shares you are exchanging plus any applicable sales charge, if any.

You may also exchange your Fiduciary Shares of a Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the relative NAV of the Shares you are exchanging plus any applicable sales charge.

An exchange will be treated as a sale for tax purposes.

Class A Shares. In addition, if you want to exchange Class A Shares initially invested in a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge, the applicable sales charge will be assessed.

Class B Shares. To calculate the Class B Shares’ eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the “old” HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

Class C Shares. To calculate the Class C Shares’ contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the “old” HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

Valuation of Shares. A Fund’s NAV per share of a class is calculated according to the following formula:

(Total market value of the Fund’s investments and other assets allocable to the class – the class’s liabilities)

÷           Total number of the Fund’s Shares outstanding in the class

=           The class’s NAV per share

We determine the NAV of each Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day (as defined below), based on the current market price of the Fund’s securities. If that is not available, we value securities by using a method that HighMark Funds’ Board of Trustees believes accurately reflects fair value. HighMark Funds’ Board of Trustees reviews and approves HighMark Funds’ written fair valuation procedures in advance of their use. In addition, HighMark Funds’ Board of Trustees periodically reviews valuations to determine if any changes should be made to the fair valuation procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which HighMark Funds calculates the relevant Fund’s NAV. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates a Fund’s NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that HighMark Funds calculates the Fund’s NAV. A Significant Event may relate to a single issuer or to an entire market sector.

If HighMark Capital Management, Inc. or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates the relevant Fund’s NAV, it shall immediately notify the sub-administrator and request that a fair value committee (the “Committee”) meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the “Vendor”) for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold (“trigger threshold”) that has been established by the Committee. The Committee also establishes a “confidence interval”— representing the correlation between the price of a specific foreign security and movements in the U.S. market—before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable “confidence interval” using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. To the extent a Fund’s assets are traded on foreign markets or exchanges on days when the Fund does not price its Shares, the value of the Fund’s Shares may change when Shares may not be purchased or redeemed. For further information about how we determine the value of the Funds’ investments, see the Acquiring Fund SAI.

Buy and Sell Prices. When you buy Shares of a Fund, the amount you pay per Share is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order. When you sell Shares of a Fund, the amount of your proceeds is based on the NAV per share of the applicable class of Shares next determined after we receive your order in good order.

Execution of Orders. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a “business day”). The New York Stock Exchange is closed on weekends and national holidays.

●
Purchasing Shares by Mail: If you mail us a purchase order, we will execute it as soon as we have received your purchase order and your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

●
Purchasing Shares by Wire: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by our transfer agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). If our transfer agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

●
Selling Shares: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time). Otherwise, we will execute your order on the following business day.

Our transfer agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by HighMark Funds’ distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to our transfer agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Funds.

Anti-Money Laundering Program

Customer identification and verification is part of HighMark Funds’ overall obligation to deter money laundering under federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or other series of HighMark Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

Frequent Purchases and Redemptions of Fund Shares

HighMark Funds’ Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

Risks Associated with Excessive or Short-Term Trading Generally. While HighMark Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund’s Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Frequent trading can result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase a shareholder’s tax liability unless the Shares are held through a tax-deferred or exempt vehicle. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund’s performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), which gives rise to the  possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own Share price (referred to as “time zone arbitrage”). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

Right to Reject or Restrict Purchase Orders. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase order (or the purchase side of an exchange order) at any time with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder’s financial adviser. In addition, HighMark Capital Management, Inc. will use its best efforts to detect short-term trading activity in a Fund’s Shares and reject any purchase, or the purchase side of an exchange, if, in its judgment, the transaction would adversely affect the Fund or its shareholders. HighMark Capital Management, Inc., however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund’s underlying beneficial owners. However, each such financial intermediary is contractually obligated to implement HighMark Funds’ market timing policy and to stop a beneficial owner from trading if so requested by HighMark Funds. If HighMark Capital Management, Inc. reviews a financial intermediary’s market timing policy and concludes that it sufficiently protects HighMark Funds’ shareholders, HighMark Capital Management, Inc. may choose to defer to the financial intermediary’s policy rather than implement HighMark Funds’ policy through that financial intermediary. In the event that the Funds or their agents reject or cancel an exchange request, the purchase side of the exchange will not be processed.

Orders through Financial Intermediaries

If you are investing in a Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or a trustee of an Internal Revenue Service (“IRS”) recognized tax-deferred savings plan such as a 401(k) retirement plan or a 529 college savings plan that maintains a master account with the Fund for trading on behalf of its customers, the financial intermediary through whom you are investing may choose to adopt different or additional conditions on purchases, redemptions and exchanges of Fund Shares to discourage frequent trading and redemptions. Consult your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what conditions may be applicable to you. The Funds are not responsible for the failure of a financial intermediary to carry out its responsibilities.

Disclosure of Portfolio Holdings

HighMark Capital Management, Inc. has established a policy with respect to the disclosure of a Fund’s portfolio holdings. A description of this policy is provided in the Acquiring Fund SAI. In addition, each Fund’s complete monthly portfolio holdings are generally available to you within 10 business days after the end of the period on HighMark Funds’ Web site by selecting “Individual Investor,” clicking on “Our Funds,” clicking on “List All Funds,” selecting a Fund and clicking on “Composition.”

Note that the Funds or HighMark Capital Management, Inc. may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Mailings to Households

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-433-6884 or contact your financial institution. We will begin sending you individual copies within thirty days after receiving your request.

DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each Fund expects to distribute substantially all of its income and capital gains annually. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our transfer agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our transfer agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund’s Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B and Class C Shares have higher distribution fees.

TAXES

Your investments in the Funds may have a number of tax implications. We have summarized some of the main U.S. federal income tax considerations generally applicable to investments by U.S. persons in a Fund. Note, however, that the following is general information and your investment in a Fund may have other tax implications. The information below generally will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. You can find more information about the potential tax consequences of investments in the Funds in the Acquiring Fund SAI.

Important Note: if you have not done so already, be sure to provide us with your correct taxpayer identification number or certify that it is correct. Unless we have that information, we must, by law, withhold a portion of the distributions you would otherwise be entitled to receive from your Fund investments as well as a portion of any proceeds you would normally receive from selling Fund Shares.

End-of-Year Tax Statements

With respect to each calendar year, we will send you a statement early in the following year showing the federal income tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax advisor for the most up-to-date information and specific guidance regarding your particular tax situation including possible foreign, state and local taxes.

Tax Treatment of the Funds

Each Fund has elected and intends to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to U.S. federal income tax at the corporate level on income and gains from investments that are distributed to shareholders. If a Fund were to fail to qualify as a regulated investment company, it would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders. Additionally, all distributions, including distributions of net long-term capital gains and exempt-interest dividends, would be taxable to shareholders as ordinary income.

Taxation of Shareholder Transactions

An exchange of a HighMark Fund’s Shares for Shares of another HighMark Fund will be treated as a sale of the Shares exchanged and, as with all sales and redemptions of HighMark Fund Shares, any gain resulting from the transaction generally will be subject to U.S. federal income tax, typically as capital gains.

Taxes on Fund Distributions

●
Federal Taxes: For federal income tax purposes, distributions of net investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you’ve owned Shares in the Fund). For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income,” if any, will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for tax years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

●
Taxation of Long-Term Capital Gains: In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends will be taxable to you as long-term capital gains (regardless of how long you’ve owned Shares in the Fund). Long-term capital gain rates have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for tax years beginning on or after January 1, 2013, and the maximum long-term capital gain rate will return to 20%, unless Congress enacts legislation providing otherwise.

●
“Buying a Dividend”:  You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

●	Reinvestment: A Fund’s distributions are taxable in the manner described above, whether received in cash or reinvested in additional Shares of the Fund.

●
Foreign Tax: A Fund’s investment in non-U.S. securities may be subject to foreign withholding and other taxes. This may reduce the return on your investment. Shareholders of all Funds except the International Opportunities Fund and the Asset Allocation Portfolios generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a Fund. Shareholders of the International Opportunities Fund and the Asset Allocation Portfolios may be entitled to claim a credit or deduction for their share of foreign taxes paid by the Fund. Special considerations for shareholders of the Asset Allocation Portfolios are included below. See the Acquiring Fund SAI for more information.

●	State and Local Taxes: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

Special Considerations for Non-U.S. Shareholders: Special tax considerations may apply to shareholders that are not “U.S. persons” for U.S. federal income tax purposes. Please consult the Acquiring Fund SAI and your tax advisor for additional information.

The tax considerations described above may or may not apply to you. See the Acquiring Fund SAI for further details. Please consult your tax advisor to help determine whether these considerations are relevant to your investments and tax situation.

INVESTOR SERVICES

Automatic Investment Plan (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (a medallion guarantee may be required).

*There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank, N.A., and its affiliates who were participating in HighMark Funds’ AIP on or before December 11, 1998.

Systematic Withdrawal Plan (SWP): HighMark Funds’ Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semiannual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

●	Have at least $5,000 in your HighMark Fund(s) account, and

●	Have your dividends automatically reinvested.

Before you sign up for SWP, please note the following important considerations:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House (“ACH”) can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment — or exhaust it entirely if you make large and frequent withdrawals.

Fluctuations in the NAV per share of your Fund(s) may also contribute to the depletion of your principal.

Class A shareholders should note the following:
If you are currently making additional purchases of Shares of the Funds that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

Class B shareholders should also note the following:
If you expect to withdraw more than 10% of your account’s current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

Systematic Exchange Plan: HighMark Funds’ Systematic Exchange Plan allows shareholders of a class of HighMark money market or fixed-income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the HighMark Value Momentum Fund. The minimum exchange is $100 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

●	Have at least $5,000 in your HighMark money market or fixed-income Fund(s) account and

●	Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (a medallion guarantee may be required).

MORE ABOUT HIGHMARK FUNDS

INVESTMENT MANAGEMENT

Investment Adviser

HighMark Capital Management, Inc. serves as the investment adviser of each series of HighMark Funds, including the Funds, and manages its investment portfolios on a day-to-day basis under the supervision of HighMark Funds’ Board of Trustees. HighMark Capital Management, Inc. also serves as the administrator of each series of HighMark Funds, including the Funds.

HighMark Capital Management, Inc. is a subsidiary of Union Bank, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is wholly-owned by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc. HighMark Capital Management, Inc.’s address is 350 California Street, San Francisco, CA 94104. As of September 30, 2011, HighMark Capital Management, Inc. had approximately $16.3 billion in assets under management. HighMark Capital Management, Inc. (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Fund paid the following advisory fees to HighMark Capital Management, Inc.:

Fund	% of Net Assets
Value Momentum Fund	0.59%

A discussion regarding the basis for HighMark Funds’ Board of Trustees approving the advisory agreement relating to the Funds between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds’ Annual Report to shareholders for the fiscal year ending July 31, 2011.

Other Arrangements

On August 8, 2011, the Securities and Exchange Commission (the “SEC”) issued an exemptive order granting HighMark Funds and HighMark Capital Management, Inc. relief from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management, Inc. is, subject to the supervision and approval of HighMark Funds’ Board of Trustees, permitted, with respect to HighMark Funds that may have sub-advisers from time to time, including the Fund, to the extent it were to engage a sub-adviser, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management, Inc. without such agreements being approved by the shareholders of the relevant fund. HighMark Funds’ Board of Trustees and HighMark Capital Management, Inc. therefore have the right (subject to shareholder approval to operate pursuant to the order) to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management, Inc. continues to have the ultimate responsibility (subject to oversight by HighMark Funds’ Board of Trustees) to oversee each sub-adviser and recommend its hiring, termination and replacement. Shareholders will be notified of any changes in sub-advisers. Shareholders of a fund have the right to terminate a sub-advisory agreement for such fund at any time by a vote of the majority of the outstanding securities of such fund. Prior to the use of this order by the Fund, HighMark Funds must obtain the approval of the shareholders of the Fund to operate pursuant to the order.

Portfolio Managers

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for the Fund. The professional biographies of the portfolio managers follow the table. The Acquiring Fund SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

HighMark Fund	Portfolio Manager(s)
Value Momentum Fund	Todd Lowenstein, Keith Stribling(1)

(1)  Co-managers.

HIGHMARK FUNDS

Portfolio Manager	Length of Service with HighMark Fund	Business Experience During Past Five Years
Todd Lowenstein	Large Cap Value Fund since 2010; Value Momentum Fund since 2001.	Vice President and Director of Value Equity for HighMark Capital Management Inc.; associated with HighMark Capital Management, Inc. since 2001.
Keith Stribling	Large Cap Value Fund since 2010; Value Momentum Fund since 1998.	Vice President and Director of Value Equity for HighMark Capital Management Inc.; associated with HighMark Capital Management and its predecessors since 1995.

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as “fundamental” in the Acquiring Fund SAI.

Index Recapitalizations

Certain Funds normally invest in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization ranges of certain indexes. The indexes may be reconstituted during the year. Just following the reconstitution, the capitalization range of an index may be significantly different than it was prior to the reconstitution. Because a Fund may continue to hold a security whose market capitalization increases or decreases, a portion of the Fund’s holdings can have market capitalizations outside the range of companies represented in the index(es) referenced in the Fund’s principal investment strategy.

INSTRUMENTS, INVESTMENT TECHNIQUES AND RISKS

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Acquiring Fund SAI for more details about the securities in which the Fund may invest.

INSTRUMENT	RISK TYPE
American Depository Receipts (ADRs): ADRs are foreign shares of a company held by a U.S. bank that issues a receipt evidencing ownership. ADRs pay dividends in U.S. dollars.	Market Political Foreign Investment
Bankers’ Acceptances: Bills of exchange or time drafts drawn on and accepted by a commercial bank. They generally have maturities of six months or less.	Credit Liquidity Market
Bonds: Interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bondholder a specified sum of money, usually at specific intervals, and to repay the principal amount of the loan at maturity.
Market Credit Prepayment/Call Political Liquidity Foreign Investment
Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price.
Management Liquidity Credit Market Leverage
Certificates of Deposit: Negotiable instruments with a stated maturity.	Market Credit Liquidity
Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Their maturities generally vary from a few days to nine months.	Credit Liquidity Market
Common Stock: Shares of ownership of a company.	Market
Convertible Securities: Bonds or preferred stock that convert to common stock.	Market Credit
Demand Notes: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a fund.
Market Liquidity Management
Derivatives: Instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., puts and calls), options on futures, swap agreements and some mortgage-backed securities.
Derivatives Management Market Credit Liquidity Leverage Prepayment/Call Hedging
Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks and depositary receipts for those securities.
Market

INSTRUMENT	RISK TYPE
Exchange-Traded Funds: ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts but possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts, NASDAQ-100 Index Tracking Stock and iShares, which may be obtained from the unit investment trust or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.
Market Exchange-Traded Funds Management
Foreign Securities: Stocks issued by foreign companies including American Depositary Receipts (ADRs) and Global Depository Receipts (GDRs), as well as commercial paper of foreign issuers and obligations of foreign governments, companies, banks, overseas branches of U.S. banks or supranational entities.
Market Political Foreign Investment Liquidity Emerging Market Prepayment/Call
Forward Foreign Currency Contracts, Including
Forward Foreign Currency Cross Hedges: An obligation to purchase or sell a specific amount of a currency at a fixed future date and price set by the parties involved at the time the contract is negotiated.
Management Liquidity Credit Market Political Leverage Foreign Investment Hedging
Futures and Related Options: A contract providing for the future sale and purchase of a specific amount of a specific security, class of securities, or index at a specified time in the future and at a specified price. The owner of an option has the right, but not the obligation, to buy or sell the underlying instrument at a specified time in the future at the specified price.
Management Market Credit Liquidity Leverage Derivatives Index Options and Index Futures

High-Yield/High-Risk Bonds: Bonds rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment-grade bonds. Also called “lower rated bonds,” “noninvestment-grade bonds” and “junk bonds.”
Credit Market Liquidity High-Yield Bond Prepayment/Call
Illiquid Securities: Securities that ordinarily cannot be sold within seven business days at the value the fund has estimated for them. Each Fund may invest up to 15% of its net assets in illiquid securities.
Liquidity Market
Initial Public Offerings: Initial public offerings (“IPOs”) are offerings of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934. The volume of IPOs and the levels at which newly issued stocks trade in the secondary market are affected by the performance of the stock market as a whole. When an IPO is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks. These securities, which are often issued by unseasoned companies, may be subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.
Market Liquidity New Public Company Small and Medium-Sized Company Microcap Company

INSTRUMENT	RISK TYPE
Investment Company Securities: Shares of registered investment companies. These may include HighMark Money Market, Fixed-Income and Equity Funds and other registered investment companies for which HighMark Capital Management, Inc., its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.
Market
Investment-Grade Securities: Securities rated BBB or higher by S&P; Baa or better by Moody’s; similarly rated by other nationally recognized rating organizations; or, if not rated, determined to be of comparably high quality by a fund’s adviser.
Market Credit Prepayment/Call
Money Market Instruments: Investment-grade, U.S. dollar-denominated debt securities with remaining maturities of one year or less. These may include short-term U.S. Government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers’ acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
Market Credit Regulatory Liquidity
Obligations of Supranational Agencies: Securities issued by supranational agencies that are chartered to promote economic development and are supported by various governments and government agencies.	Credit Foreign Investment Prepayment/Call Emerging Market Market
Preferred Stocks: Equity securities that generally pay dividends at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.
Market

Real Estate Investment Trusts: Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.
Market Credit Prepayment/Call Management
Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan by a fund.
Market Leverage Counterparty
Restricted Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.	Liquidity Market
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a fund and may have a leveraging effect.
Market Leverage Counterparty
Securities Lending: The lending of up to 33 1/3% of a fund’s total assets. In return a fund will receive cash, other securities and/or letters of credit.	Market Leverage Liquidity Credit
Small and Medium-Sized Companies: Small and medium sized companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services as compared to larger companies.
Market Small and Medium-Sized Company
Swap Agreements: A transaction where one security or characteristic of a security is swapped for another. An example is when one party trades newly issued stock for existing bonds with another party. Swaps can be used to hedge certain risks such as currency and interest rate risks, or to speculate on changes in the future price of the underlying instrument.
Management Market Credit Liquidity Leverage Hedging

Time Deposits: Non-negotiable receipts issued by a bank in exchange for a deposit of money.	Liquidity Credit Market

INSTRUMENT	RISK TYPE
Treasury Inflation Protected Securities: Treasury inflation protected securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.
Market Interest Rate Liquidity
Treasury Receipts: Treasury receipts, Treasury investment growth receipts and certificates of accrual of Treasury securities.	Market
Unit Investment Trusts: A type of investment vehicle, registered with the Securities and Exchange Commission under the Investment Company Act of 1940, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal.
Market

INSTRUMENT	RISK TYPE
U.S. Government-Sponsored Entity Securities: Securities issued by agencies, authorities, enterprises and instrumentalities of the U.S. Government. These include Ginnie Mae, Fannie Mae and Freddie Mac. Such securities may not be guaranteed or insured by the U.S. Government.
Government-Sponsored Entities Market Credit Prepayment/Call
U.S. Treasury Obligations: Bills, notes, bonds, separately traded registered interest and principal securities, and coupons under bank entry safekeeping issued or guaranteed by the full faith and credit of the U.S. Government.
Market
Variable and Floating Rate Instruments: Obligations with interest rates that are reset daily, weekly, quarterly or on some other schedule. Such instruments may be payable to a fund on demand.	Credit Liquidity Market
Warrants: Securities that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are typically issued with preferred stock and bonds.	Market Credit
When-Issued Securities and Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price for delivery at a future date.	Market Leverage Liquidity Credit
Zero-Coupon Debt Obligations: Bonds and other types of debt that pay no interest, but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.
Credit Market Zero Coupon Prepayment/Call

Other Risks

HighMark Funds also offers Shares of HighMark Tactical Growth & Income Allocation Fund and HighMark Tactical Capital Growth Allocation Fund (collectively, the Asset Allocation Portfolios”).  Each of the Asset Allocation Portfolios is a “fund-of-funds” that invests in other mutual funds within the HighMark Funds family. Fiduciary Shares of the Fund and certain other series of HighMark Funds (collectively the “Underlying Funds”) are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of Shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of Shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund’s asset levels and an Underlying Fund’s then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds’ transaction costs and possibly reducing the Underlying Funds’ performance.

GLOSSARY OF INVESTMENT RISKS

See “Appendix B – Investment Objective, Principal Investment Strategies and Related Risks” to this Prospectus/Proxy Statement for a description of the risks noted in the table above.

APPENDIX E – FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the past 5 years.  Certain information reflects financial results for a single Acquiring Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions).  This information has been audited by Deloitte & Touche LLP, as noted in its report dated September 23, 2011.  This report, along with the Acquiring Fund’s financial statements, is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement.

	Net Asset Value, Beginning of Period	Investment Activities		Total from Operations	Dividends and Distributions		Total from Dividends and Distributions	Redemp- tion Fees	Net Asset Value, End of Period	Total Return*	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Fee Waivers and Reduction of Expenses	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
		Net Investment Income+	Net Realized and Unrealized Gain (Loss) on Investments		Net Investment Income	Capital Gains
Value Momentum Fund
Class A Shares
For the periods ended July 31,:
2011	$13.61	$0.153	$2.566	$2.719	$(0.279)	$-	$(0.279)	$-	$16.05	20.12%	$71,164	1.27%	1.38%	0.99%	26%
2010	12.14	0.230	1.369	1.599	(0.129)	-	(0.129)	-	13.61	13.18	72,132	1.25	1.36	1.70	12
2009	17.50	0.186	(4.395)	(4.209)	(0.192)	(0.959)	(1.151)	-	12.14	(23.30)	75,156	1.21	1.34	1.57	20
2008	24.17	0.224	(2.934)	(2.710)	(0.234)	(3.726)	(3.960)	-	17.50	(13.22)	24,772	1.21	1.33	1.08	17
2007	23.22	0.282	3.373	3.655	(0.284)	(2.421)	(2.705)	-	24.17	16.08	31,773	1.19	1.33	1.15	19
Class B Shares
For the periods ended July 31,:
2011	$13.32	$0.059	$2.506	$2.565	$(0.195)	$-	$(0.195)	$-	$15.69	19.37%	$2,212	1.87%	1.88%	0.39%	26%
2010	11.88	0.146	1.339	1.485	(0.045)	-	(0.045)	-	13.32	12.51	3,439	1.85	1.86	1.10	12
2009	17.16	0.115	(4.312)	(4.197)	(0.124)	(0.959)	(1.083)	-	11.88	(23.74)	5,722	1.81	1.84	0.97	20
2008	23.79	0.100	(2.880)	(2.780)	(0.124)	(3.726)	(3.850)	-	17.16	(13.74)	3,823	1.80	1.83	0.49	17
2007	22.92	0.136	3.325	3.461	(0.170)	(2.421)	(2.591)	-	23.79	15.38	6,772	1.79	1.83	0.56	19
Class C Shares
For the periods ended July 31,:
2011	$13.26	$0.059	$2.509	$2.568	$(0.198)	$-	$(0.198)	$-	$15.63	19.48%	$2,503	1.87%	1.88%	0.39%	26%
2010	11.84	0.145	1.322	1.467	(0.047)	-	(0.047)	-	13.26	12.50	2,548	1.85	1.86	1.10	12
2009	17.10	0.113	(4.289)	(4.176)	(0.125)	(0.959)	(1.084)	-	11.84	(23.76)	3,058	1.81	1.84	0.97	20
2008	23.72	0.107	(2.866)	(2.759)	(0.135)	(3.726)	(3.861)	-	17.10	(13.69)	1,500	1.76	1.79	0.53	17
2007	22.86	0.127	3.330	3.457	(0.176)	(2.421)	(2.597)	-	23.72	15.40	2,061	1.79	1.83	0.53	19
Fiduciary Shares
For the periods ended July 31,:
2011	$13.64	$0.192	$2.572	$2.764	$(0.314)	$-	$(0.314)	$-	$16.09	20.50%	$234,785	1.02%	1.13%	1.24%	26%
2010	12.17	0.265	1.368	1.633	(0.163)	-	(0.163)	-	13.64	13.43	228,162	1.00	1.11	1.95	12
2009	17.53	0.221	(4.399)	(4.178)	(0.223)	(0.959)	(1.182)	-	12.17	(23.11)	229,771	0.96	1.09	1.82	20
2008	24.21	0.279	(2.950)	(2.671)	(0.283)	(3.726)	(4.009)	-	17.53	(12.99)	328,465	0.95	1.08	1.34	17
2007	23.25	0.343	3.381	3.724	(0.343)	(2.421)	(2.764)	-	24.21	16.38	445,763	0.94	1.08	1.41	19

Amounts designated as “-” are either $0 or have been rounded to $0.
* Total return does not reflect any applicable sales charge.  Total return is for the period indicated and has not been annualized.
+ Per share amounts calculated using average shares method.

E-1

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Vote by Touch-Tone Phone, by Mail, or via the Internet!
	CALL:	To vote by phone call toll-free 1-800-690-6903 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyvote.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
 <XXXXX>1       KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD VALID ONLY WHEN SIGNED AND DATED.

HighMark Large Cap Value Fund

Vote on Proposal		FOR	AGAINST	ABSTAIN

1.
Approval of the Agreement and Plan of Reorganization by and among HighMark Funds, on behalf of HighMark Large Cap Value Fund and HighMark Value Momentum Fund, and HighMark Capital Management, Inc., which provides for the acquisition of the assets and obligations of HighMark Large Cap Value Fund in exchange for shares of HighMark Value Momentum Fund. A vote in favor of the Agreement and Plan of Reorganization will also constitute a vote in favor of the liquidation and dissolution of HighMark Large Cap Value Fund in connection with the reorganization.
		☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy and, in the absence of specification, will be treated as granting authority to vote FOR the proposal.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must EACH sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give the FULL title of such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

<XXXXX>2

HighMark Funds

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON MARCH 16, 2012

This proxy is solicited by the Board of Trustees of HighMark Funds (the "Trust") for use at a Special Meeting of shareholders of HighMark Large Cap Value Fund, a series of the Trust, (the “Special Meeting”) to be held on March 16, 2012 at 3:00 p.m. Eastern Time at the offices of BNY Mellon Asset Servicing at 201 Washington Street, 34th  Floor, Boston, MA 02108.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 16, 2012: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com. You may obtain a copy of the Funds’ most recent shareholder report(s) without charge from HighMark Large Cap Value Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104 by calling 1-800-433-6884 or by downloading it from www.HighMarkFunds.com.

The undersigned hereby appoints Helen Robichaud and Kathleen O'Neill, and each of them separately, with full power of substitution, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all units of beneficial interest in the Funds that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE ***

HIGHMARK FUNDS

HIGHMARK VALUE MOMENTUM FUND

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2012

This Statement of Additional Information relates to the proposed reorganization (the “Reorganization”) of HighMark Large Cap Value Fund (the “Acquired Fund”) into HighMark Value Momentum Fund (the “Acquiring Fund”). The Acquired Fund and the Acquiring Fund are both series of HighMark Funds.

This Statement of Additional Information contains information which may be of interest to investors but which is not included in the combined Prospectus/Proxy Statement of HighMark Funds dated January 26, 2012 (the “Prospectus/Proxy Statement”).

This Statement of Additional Information is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained by writing to HighMark Large Cap Value Fund, c/o HighMark Funds Administration, 350 California Street, Suite 1600, San Francisco, CA 94104, or calling: 1-800-433-6884.  Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Table of Contents

I.	Additional Information about the Acquiring Fund		S-2

II.	Financial Statements		S-2

	A.	Annual Report	S-2

	B.	Unaudited Pro Forma Combined Financial Statements	S-2

I.	Additional Information about the Acquiring Fund.

This Statement of Additional Information is accompanied by the Class A, Class B, Class C and Fiduciary Shares Statement of Additional Information of HighMark Funds dated December 1, 2011, as supplemented through the date of the Prospectus/Proxy Statement (the “HighMark Funds SAI”), which has been filed with the Securities and Exchange Commission.  The information regarding the Acquiring Fund contained in the HighMark Funds SAI is hereby incorporated by reference into this Statement of Additional Information.

II.	Financial Statements.

A.	Annual Report

This Statement of Additional Information is accompanied by the Annual Report to Shareholders of HighMark Funds for the year ended July 31, 2011 (the “HighMark Annual Report”).  The HighMark Annual Report contains historical financial information regarding the Acquiring Fund and the Acquired Fund. The HighMark Annual Report, including the report of Deloitte & Touche LLP, dated September 23, 2011, contained therein, has been filed with the Securities and Exchange Commission on Form N-CSR on October 7, 2011 (File No. 811-05059; Accession No. 001354488-11-003721), and the audited financial statements relating to the Acquiring Fund and the Acquired Fund, and such report of Deloitte & Touche LLP, included in the HighMark Annual Report are hereby incorporated by reference.

B.	Unaudited Pro Forma Combined Financial Statements

Unaudited pro forma combined financial statements of the Acquiring Fund for the Reorganization are provided on the following pages.

The accompanying unaudited pro forma combined investment portfolio and statement of assets and liabilities assume that the exchange described in the next paragraph occurred as of August 1, 2010 and the unaudited pro forma combined statement of operations for the twelve months ended July 31, 2011 presents the results of operations of the Acquiring Fund as if the combination with the Acquired Fund had been consummated at August 1, 2010. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at August 1, 2010. These historical statements have been derived from the Acquiring Fund’s and the Acquired Fund’s books and records utilized in calculating daily net asset value at July 31, 2011 and for the twelve month period then ended.

The unaudited pro forma combined financial statements give effect to the proposed transfer of all assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and for a number of the Acquiring Fund’s shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Acquiring Fund for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Acquiring Fund and the Acquired Fund incorporated by reference into this Statement of Additional Information.

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited)
July 31, 2011

Description	Shares			Value
	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma

Common Stock - 99.4% †

Consumer Discretionary - 9.8%
Autoliv ‡	13,000	–	13,000	$860,080	$–	$860,080
Comcast, Cl A	–	283,000	283,000	–	6,605,220	6,605,220
Cooper Tire & Rubber	57,900	–	57,900	976,194	–	976,194
Daimler ‡	–	37,200	37,200	–	2,683,980	2,683,980
H&R Block	47,850	–	47,850	715,836	–	715,836
Home Depot	–	118,600	118,600	–	4,142,698	4,142,698
McGraw-Hill	–	105,500	105,500	–	4,388,800	4,388,800
News, Cl A	–	274,500	274,500	–	4,397,490	4,397,490
Office Depot *	193,000	–	193,000	729,540	–	729,540
Pulte Group *	85,900	–	85,900	590,133	–	590,133
Time Warner	–	106,900	106,900	–	3,758,604	3,758,604
Time Warner Cable	24,900	79,000	103,900	1,825,419	5,791,490	7,616,909
Viacom, Cl B	26,250	–	26,250	1,271,025	–	1,271,025
Visteon *	15,000	–	15,000	940,500	–	940,500
				7,908,727	31,768,282	39,677,009

Consumer Staples - 14.5%
Altria Group	65,400	138,800	204,200	1,720,020	3,650,440	5,370,460
Archer-Daniels-Midland	23,750	–	23,750	721,525	–	721,525
Carrefour SA (France)	47,800	–	47,800	1,414,892	–	1,414,892
CVS Caremark	62,450	–	62,450	2,270,057	–	2,270,057
Diageo, SP ADR	–	54,000	54,000	–	4,386,960	4,386,960
Distribuidora Internacional de Alimentacion SA (Spain)*	50,000	–	50,000	211,943	–	211,943
Heineken, ADR	65,100	158,000	223,100	1,928,913	4,681,540	6,610,453
Henkel KGaA, SP ADR	–	65,000	65,000	–	3,544,450	3,544,450
Kraft Foods, Cl A	61,000	136,000	197,000	2,097,180	4,675,680	6,772,860
Nestle, SP ADR	–	74,000	74,000	–	4,717,500	4,717,500
Philip Morris International	–	108,900	108,900	–	7,750,413	7,750,413
Unilever NV ‡	32,200	–	32,200	1,045,856	–	1,045,856
Wal-Mart Stores	–	170,000	170,000	–	8,960,700	8,960,700
Walgreen	–	130,800	130,800	–	5,106,432	5,106,432
				11,410,386	47,474,115	58,884,501
Energy - 14.1%
Apache	21,400	–	21,400	2,647,608	–	2,647,608
BP PLC, SP ADR	65,400	–	65,400	2,971,776	–	2,971,776
Chevron	34,150	80,000	114,150	3,552,283	8,321,600	11,873,883
CONSOL Energy	28,800	–	28,800	1,543,680	–	1,543,680
Ensco PLC, SP ADR	14,439	–	14,439	768,877	–	768,877
Halliburton	–	84,000	84,000	–	4,597,320	4,597,320
Marathon Oil	–	155,000	155,000	–	4,800,350	4,800,350
Marathon Petroleum *	–	78,000	78,000	–	3,415,620	3,415,620

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited) (Continued)
July 31, 2011

Description	Shares			Value
	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma

Energy - 14.1% (continued)
Peabody Energy	–	33,000	33,000	$–	$1,896,510	$1,896,510
QEP Resources	–	79,000	79,000	–	3,462,570	3,462,570
Royal Dutch Shell PLC, ADR	–	114,500	114,500	–	8,432,925	8,432,925
Suncor Energy (Canada)	–	74,000	74,000	–	2,828,280	2,828,280
Williams	63,450	196,500	259,950	2,011,365	6,229,050	8,240,415
				13,495,589	43,984,225	57,479,814

Financials - 17.1%
ACE ‡	36,100	–	36,100	2,417,978	–	2,417,978
Bank of America	328,000	528,500	856,500	3,184,880	5,131,735	8,316,615
Bank of New York Mellon	–	150,350	150,350	–	3,775,289	3,775,289
Berkshire Hathaway, Cl B *	41,700	65,800	107,500	3,092,889	4,880,386	7,973,275
CIT Group *	53,000	–	53,000	2,106,220	–	2,106,220
Citigroup	79,500	–	79,500	3,048,030	–	3,048,030
Goldman Sachs Group	–	35,000	35,000	–	4,723,950	4,723,950
JPMorgan Chase	109,300	289,800	399,100	4,421,185	11,722,410	16,143,595
MetLife	57,100	171,000	228,100	2,353,091	7,046,910	9,400,001
MGIC Investment *	159,000	–	159,000	632,820	–	632,820
Wells Fargo	–	397,000	397,000	–	11,092,180	11,092,180
				21,257,093	48,372,860	69,629,953

Health Care - 10.3%
Baxter International	–	61,400	61,400	–	3,571,638	3,571,638
Covidien ‡	–	88,500	88,500	–	4,494,915	4,494,915
Hospira *	–	41,500	41,500	–	2,121,480	2,121,480
Merck	83,950	212,500	296,450	2,865,213	7,252,625	10,117,838
Pfizer	210,350	345,000	555,350	4,047,134	6,637,800	10,684,934
Teva Pharmaceutical Industries, SP ADR	26,850	–	26,850	1,252,284	–	1,252,284
UnitedHealth Group	–	148,500	148,500	–	7,370,055	7,370,055
WellPoint	32,200	–	32,200	2,175,110	–	2,175,110
				10,339,741	31,448,513	41,788,254

Industrial - 14.8%
ABB, SP ADR *	–	135,800	135,800	–	3,251,052	3,251,052
Assa Abloy AB, ADR	–	300,000	300,000	–	3,837,000	3,837,000
Avis Budget Group *	47,850	–	47,850	723,013	–	723,013
Dun & Bradstreet	–	46,500	46,500	–	3,373,575	3,373,575
Harsco	32,200	–	32,200	882,602	–	882,602
Honeywell International	41,500	88,400	129,900	2,203,650	4,694,040	6,897,690
Jardine Matheson Holdings, ADR	24,400	43,500	67,900	1,390,800	2,479,500	3,870,300

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited) (Continued)
July 31, 2011

Description	Shares			Value
	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma

Industrial - 14.8% (continued)
Lockheed Martin	–	44,000	44,000	$–	$3,332,120	$3,332,120
Northrop Grumman	19,150	–	19,150	1,158,766	–	1,158,766
Rolls-Royce Holdings PLC, SP ADR	–	70,000	70,000	–	3,720,500	3,720,500
Schindler Holding AG, COP (Switzerland)	11,700	31,005	42,705	1,381,018	3,659,697	5,040,715
Siemens AG, SP ADR	16,600	–	16,600	2,113,014	–	2,113,014
Tyco International ‡	25,850	89,000	114,850	1,144,897	3,941,810	5,086,707
United Parcel Service, Cl B	–	66,750	66,750	–	4,620,435	4,620,435
United Technologies	–	65,000	65,000	–	5,384,600	5,384,600
Vinci	–	74,000	74,000	–	4,308,531	4,308,531
Waste Management	–	88,000	88,000	–	2,771,120	2,771,120
				10,997,760	49,373,980	60,371,740

Information Technology - 14.3%
CA	68,350	–	68,350	1,524,205	–	1,524,205
Corning	–	218,000	218,000	–	3,468,380	3,468,380
Hewlett-Packard	52,850	105,000	157,850	1,858,206	3,691,800	5,550,006
Hitachi, ADR	20,950	–	20,950	1,296,177	–	1,296,177
Intel	–	301,000	301,000	–	6,721,330	6,721,330
International Business Machines	–	53,000	53,000	–	9,638,050	9,638,050
Microsoft	125,000	495,000	620,000	3,425,000	13,563,000	16,988,000
Motorola Solutions *	–	70,000	70,000	–	3,142,300	3,142,300
Texas Instruments	85,400	80,000	165,400	2,540,650	2,380,000	4,920,650
Western Union	54,250	197,000	251,250	1,052,993	3,823,770	4,876,763
				11,697,231	46,428,630	58,125,861

Materials - 2.9%
Anglo American PLC, ADR	59,400	–	59,400	1,404,216	–	1,404,216
BHP Billiton, SP ADR	–	27,500	27,500	–	2,517,625	2,517,625
Crown Holdings *	29,300	–	29,300	1,125,413	–	1,125,413
Dow Chemical	–	55,000	55,000	–	1,917,850	1,917,850
Vulcan Materials	26,000	–	26,000	891,540	–	891,540
Weyerhaeuser, REIT	48,200	148,500	196,700	963,518	2,968,515	3,932,033
				4,384,687	7,403,990	11,788,677

Telecommunication Services - 0.8%
Sprint Nextel *	248,450	–	248,450	1,050,944	–	1,050,944
Vodafone Group PLC, SP ADR	75,250	–	75,250	2,114,525	–	2,114,525
				3,165,469	–	3,165,469

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited) (Continued)
July 31, 2011

Description	Shares/Par			Value
	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Combined Pro Forma

Utilities - 0.8%
Questar	63,250	128,500	191,750	$1,165,697	$2,368,254	$3,533,951
				1,165,697	2,368,254	3,533,951

Registered Investment Company - 1.0%
Dreyfus Cash Management	–	3,912,674	3,912,674	–	3,912,674	3,912,674
				–	3,912,674	3,912,674

Repurchase Agreement - 0.1%
Credit Suisse Securities (USA), 0.140%, dated 07/29/11, matures on 08/01/11, repurchase price $223,206 (collateralized by a U.S.Treasury Note obligation, par value $220,000, 2.750%, 10/31/13, total market value $233,167)	$223,203	–	$223,203	223,203	–	223,203
				223,203	–	223,203

Total Investments - 100.5%				$96,045,583	$312,535,523	$408,581,106

Other Assets & Liabilities, Net - (0.5)%				55,135	(1,871,297)	(1,816,162)

Net Assets - 100.0%				$96,100,718	$310,664,226	$406,764,944
———————
* Non-income producing security.
‡ This company is domiciled outside of the United States. The security's functional currency is the United States dollar.
† Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

ADR - American Depositary Receipt
Cl - Class
COP - Certificates of Participation
PLC - Public Liability Company
REIT - Real Estate Investment Trust
SP ADR - Sponsored American Depositary Receipt

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (unaudited) (Continued)
July 31, 2011

A summary of the inputs used to value the Fund's net assets as of July 31, 2011 is as follows (see Note 3 - Portfolio Valuation):

HighMark Large Cap Value Fund
			Level 2	Level 3
	Total Fair Value at	Level 1 Quoted	Significant Observable	Significant Unobservable
	07/31/11	Price	Inputs	Inputs
Common Stock**	$95,822,380	$95,822,380	$-	$-
Repurchase Agreement	$223,203	-	$223,203	-
Total:	$96,045,583	$95,822,380	$223,203	$-

HighMark Value Momentum Fund
			Level 2	Level 3
	Total Fair Value at	Level 1 Quoted	Significant Observable	Significant Unobservable
	07/31/11	Price	Inputs	Inputs
Investments in Securities **	$312,535,523	$312,535,523	$-	$-

Combined Pro Forma
			Level 2	Level 3
	Total Fair Value at	Level 1 Quoted	Significant Observable	Significant Unobservable
	07/31/11	Price	Inputs	Inputs
Common Stock**	$404,445,229	$404,445,229	$-	$-
Registered Investment Company	3,912,674	3,912,674	-	-
Repurchase Agreement	223,203	-	223,203	-
Total:	$408,581,106	$408,357,903	$223,203	$-

** See portfolio of investments detail for industry type breakout.

See Notes to Pro Forma Combined Financial Statements.

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (unaudited)
July 31, 2011

	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Pro Forma Adjustments	Pro Forma Combined

Assets:
Investments, at Value +	$95,822,380	$312,535,523	$–	$408,357,903
Repurchase Agreements, at Value +	223,203	–	–	223,203
Receivable for Fund Shares Sold	56,000	2,161,322	–	2,217,322
Accrued Income	106,470	143,010	–	249,480
Prepaid Expenses	26,600	31,436	–	58,036
Reclaims Receivable	22,861	66,680	–	89,541
Deferred Compensation	7,459	22,886	–	30,345
Total Assets	$96,264,973	$314,960,857	$–	$411,225,830

Liabilities:
Payable for Investments Purchased	$–	$3,572,280	$–	$3,572,280
Payable for Fund Shares Redeemed	31,480	363,452	–	394,932
Investment Adviser Fees Payable	47,037	159,870	–	206,907
Administration Fees Payable	13,292	40,786	–	54,078
Chief Compliance Officer Fees Payable	334	334	–	668
Custodian Fees Payable	554	1,701	–	2,255
Audit Fees Payable	24,142	25,365	–	49,507
Deferred Compensation Payable	7,459	22,886	–	30,345
Shareholder Servicing Fees Payable	10,862	40,639	–	51,501
Transfer Agent Fees Payable	10,867	25,878	–	36,745
Printing Fees Payable	5,171	14,591	–	19,762
Trustees Fees Payable	662	1,873	–	2,535
Accrued Distribution Fees	7,080	19,195	–	26,275
Accrued Expenses and Other Payables	5,315	7,781	–	13,096
Total Liabilities	$164,255	$4,296,631	$–	$4,460,886

Net Assets	$96,100,718	$310,664,226	$–	$406,764,944

Net Assets consists of:
Paid-in Capital (unlimited authorized - no par value)	$139,869,452	$253,484,024	$–	$393,353,476
Accumulated Net Investment Loss	(2,497)	(3,755)	–	(6,252)
Accumulated Net Realized Gain (Loss) on Investments, Investments in Affiliated Funds, Forward Foreign Currency Contracts, Futures Contracts, Foreign Currency, Currency Transactions and Capital Gain Distributions Received	(44,776,735)	8,022,254	–	(36,754,481)
Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,010,498	49,161,703	–	50,172,201
Net Assets	$96,100,718	$310,664,226	$–	$406,764,944

+ Cost of Investments and Repurchase Agreements	$95,037,274	$263,377,338	$–	$358,414,612

See Notes to Pro Forma Combined Financial Statements.

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (unaudited)(Continued)
July 31, 2011

	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Pro Forma Adjustments		Pro Forma Combined

Fiduciary Shares:
Net Assets	$73,026,151	$234,784,893	$–		$307,811,044
Shares of beneficial interest outstanding	6,403,746	14,587,832	(1,865,141)	(B)	19,126,437
Net Asset Value, Offering and Redemption Price Per Share (A)	$11.40	$16.09	N/A		$16.09

Class A Shares:
Net Assets	$20,159,740	$71,163,994	$–		$91,323,734
Shares of beneficial interest outstanding	1,763,820	4,434,596	(507,761)	(B)	5,690,655
Net Asset Value and Redemption Price Per Share (A)	$11.43	$16.05	N/A		$16.05
Maximum Offering Price Per Share	$12.10	$16.98	N/A		$16.98

Class B Shares:
Net Assets	$746,579	$2,212,054	$–		$2,958,633
Shares of beneficial interest outstanding	66,593	140,985	(19,010)	(B)	188,568
Net Asset Value and Offering Price Per Share (A)	$11.21	$15.69	N/A		$15.69

Class C Shares:
Net Assets	$2,168,248	$2,503,285	$–		$4,671,533
Shares of beneficial interest outstanding	194,068	160,210	(55,345)	(B)	298,933
Net Asset Value and Offering Price Per Share (A)	$11.17	$15.63	N/A		$15.63

(A)
Fiduciary shares of the Large Cap Value Fund are exchanged for new Fiduciary shares of Value Momentum Fund.
Class A shares of the Large Cap Value Fund are exchanged for new Class A shares of Value Momentum Fund.
Class B shares of the Large Cap Value Fund are exchanged for new Class B shares of Value Momentum Fund.
Class C shares of the Large Cap Value Fund are exchanged for new Class C shares of Value Momentum Fund.

(B)
Reflects the capitalization adjustments due to the change in par value per share of the newly issues shares and giving effect to issuance of shares of HighMark Value Momentum Fund to the HighMark Large Cap Value Fund shareholders as if the reorganization had taken place on July 31, 2011. The foregoing should not be relied upon to reflect the number of shares of HighMark Value Momentum Fund that actually will be received on or after such date.

See Notes to Pro Forma Combined Financial Statements.

HighMark Large Cap Value Fund
HighMark Value Momentum Fund
PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)
For the Twelve Months Ended July 31, 2011

	HighMark Large Cap Value Fund	HighMark Value Momentum Fund	Pro Forma Adjustments		Pro Forma Combined

Interest Income	$1,457	$–	$–		$1,457
Dividend Income	2,308,798	7,353,762	–		9,662,560
Less: Foreign Taxes Withheld	(88,460)	(151,784)	–		(240,244)
Total Investment Income	2,221,795	7,201,978	–		9,423,773

Expenses:
Investment Adviser Fees	669,413	1,909,079	–		2,578,492
Shareholder Servicing Fees Fiduciary Shares	213,246	597,609	–		810,855
Shareholder Servicing Fees Class A Shares	55,987	184,060	–		240,047
Shareholder Servicing Fees Class B Shares	2,585	7,344	–		9,929
Administration Fees	167,209	476,852	–		644,061
Custodian Fees	10,655	20,731	–		31,386
Trustees Fees	7,457	20,618	–		28,075
Chief Compliance Officer Fees	6,388	6,388	(6,160)	(A)	6,616
Distribution Fees Class A Shares	55,987	184,060	–		240,047
Distribution Fees Class B Shares	7,754	22,032	–		29,786
Distribution Fees Class C Shares	28,416	25,745	–		54,161
Registration Fees	45,795	49,213	(45,795)	(A)	49,213
Transfer Agent Fees	62,758	155,301	–		218,059
Printing Fees	21,463	63,785	(5,366)	(A)	79,882
Audit Fees	24,420	25,782	(23,675)	(A)	26,527
Legal Fees	13,286	38,227	–		51,513
Miscellaneous Fees	20,892	29,430	(12,379)	(A)	37,943
Total Expenses	1,413,711	3,816,256	(93,375)		5,136,592

Less: Waivers and Reimbursements and Reduction of Expenses
Investment Adviser Fee Waiver	(101,382)	(27,483)	29,961	(B)	(98,904)
Shareholder Servicing Fee Waiver - Fiduciary Shares	(109,712)	(241,310)	26,680	(B)	(324,342)
Shareholder Servicing Fee Waiver - Class A Shares	(22,395)	(73,624)	–		(96,019)
Total Waivers and Reimbursements	(233,489)	(342,417)	56,641		(519,265)
Total Net Expenses	1,180,222	3,473,839	(36,734)		4,617,327
Net Investment Income	1,041,573	3,728,139	36,734		4,806,446

Net Realized Gain on Investments	2,610,320	25,679,296	–		28,289,616
Net Realized Loss on Foreign Currency Transactions	(2,315)	(3,755)	–		(6,070)
Change in Unrealized Appreciation on Investments	10,751,864	28,853,939	–		39,605,803
Change in Unrealized Appreciation on Foreign Currency Transactions	2,189	3,414	–		5,603
Net Realized and Unrealized Gain on Investments	13,362,058	54,532,894	–		67,894,952
Increase in Net Assets Resulting from Operations	$14,403,631	$58,261,033	$36,734		$72,701,398

(A) Reflects expected savings when two funds become one.
(B) Reflects adjustment to the acquiring fund contractual expense limitations.

See Notes to Pro Forma Combined Financial Statements.

HIGHMARK FUNDS

Notes to Pro Forma Combined Financial Statements

(1) Description of the Fund

HighMark Funds ("HighMark") was organized as a Massachusetts business trust under a Declaration of Trust dated March 10, 1987. HighMark is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with twenty-seven funds, twenty-five of which are currently being offered to investors. The HighMark Value Momentum Fund ("Acquiring Fund"), a series of HighMark, consists of five classes of shares: Fiduciary Class, Class A, Class B, Class C and Class U. On January 31, 2004, the Class B Shares of the Acquiring Funds were closed to purchases by new and existing investors. Existing investors, however, may still exchange shares and reinvest distributions in Class B Shares of the Acquiring Fund. Except for certain class specific expenses, all shareholders bear the common expenses of the Acquiring Fund based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(2) Basis of Reorganization

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of HighMark Large Cap Value  Fund ("Acquired Fund”) by the  Acquiring Fund (a "Reorganization"), as if such acquisition had taken place as of July 31, 2011. Under the terms of an Agreement and Plan of Reorganization, the Reorganization the Acquired Fund and its Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies.

The Reorganization will be accomplished by an acquisition of the net assets of the Acquired Fund in exchange for shares of the respective Acquiring Fund at net asset value and the assumption of the Acquired Fund's identified liabilities. The statement of assets and liabilities and the related statement of operations of the Acquired Fund and its respective Acquiring Fund have been combined as of and for the twelve months ended July 31, 2011. Following the Reorganization, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. The accompanying pro forma financial statements should be read in conjunction with the financial statements of HighMark dated July 31, 2011. The following notes refer to the accompanying pro forma financial statements as if the Reorganization of the Acquired Fund into the Acquiring Fund had taken place as of July 31, 2011.

(3) Portfolio Valuation

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Where available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. These third-party pricing agents may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Acquiring Fund are obtained daily from recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Acquiring Fund seeks to obtain a bid price from at least one independent broker.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long option positions and the closing ask price for short option positions. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions.

Investments in registered investment companies are priced at the fund's daily net asset value.

Securities for which market prices are not readily available are valued in accordance with the Funds' Fair Value Procedures established by HighMark's Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for a significant amount of time; or, the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities held by the Funds that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If HighMark Capital Management, Inc. (the "Adviser" or the "Administrator"), a wholly owned subsidiary of Union Bank, N.A. (a wholly owned subsidiary of UnionBanCal Corporation), or the sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Acquiring Fund calculates its net asset value, it shall request that a Committee meeting be called.

Fair Value Measurements - The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchybelow:

● Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities

● Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Acquiring Fund that would have been issued at July 31, 2011, in connection with the proposed Reorganization. The number of shares expected to be issued with respect to a class of shares of the Acquired Fund is equal to the net asset value of such class of shares of the Acquired Fund as of July 31, 2011, divided by the net asset value per share of corresponding class of shares of the Acquiring Fund as of July 31, 2011. The pro forma number of shares outstanding, by class, for the Acquiring Fund as of July 31, 2011, both immediately prior to the Reorganization and assuming consummation of the Reorganization of July 31, 2011, is as follows:

Fund Name	Class of Shares	Shares of Acquiring Fund Pre- Reorganization	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Reorganization

HighMark Value Momentum Fund	A	4,434,596	1,256,059	5,690,655
	B	140,985	47,583	188,568
	C	160,210	138,723	298,933
	F	14,587,832	4,538,605	19,126,437
	U*	–	–	–

*Class U Shares were not being offered as of July 31, 2011.

(5) Federal Income Taxes

The fund qualifies and has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). After the acquisition, the HighMark Value Momentum Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of their respective shareholders, by complying with the requirements of the applicable sections of the Code, such that each is generally not subject to federal income tax at the fund level on income and gains from investments that are distributed to shareholders.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Capital Loss Carryforwards: For federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward and applied against future net realized gains.  On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.  New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.  Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010.  This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.  At July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	2015	2016	2017	2018	Total
Large Cap Value Fund	$1,573,100*	$393,275*	$21,011,655	$20,484,045	$43,462,075
Value Momentum Fund	159,199*	1,061,013*	-	-	1,220,212

* Capital loss carryforward amount was inherited from a merging Fund and may be subject to IRS limitations in a given year.

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses incurred in taxable years beginning on or before December 22, 2010, substantially unusable.

(6) Use of estimates in the Preparation of Financial Statements

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and assumptions.

(7) Costs

The total cost of the Reorganization is estimated to be approximately $170,000. The Acquired Fund or the Acquiring Fund will not bear the costs of the Reorganization. HighMark Capital Management, Inc will bear the costs of the Reorganization.

(8) Investment restrictions and compliance guidelines

The Acquiring Fund has reviewed the holdings of the Acquired Fund as of July 31, 2011 and believes that the holdings of the Acquired Fund as of such date are consistent with the Acquiring Fund’s investment restrictions and does not anticipate any breach of compliance guidelines if the Acquiring Fund continues to hold all of the securities of the Acquired Fund. At this time, HighMark Capital does not expect to engage in a restructuring of the Acquired Fund’s portfolio either prior to or after the closing of the Reorganization to align the Acquired Fund’s portfolio holdings with the investment strategies and portfolio holdings of the Acquiring Fund.
..